PROSPECTUS

OSTERWEIS FUND – OSTFX
OSTERWEIS STRATEGIC INCOME FUND – OSTIX
OSTERWEIS GROWTH & INCOME FUND – OSTVX
OSTERWEIS OPPORTUNITY FUND – OSTGX
(formerly Osterweis Emerging Opportunity Fund)

June 30, 2024

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

OSTERWEIS FUND
OSTERWEIS STRATEGIC INCOME FUND
OSTERWEIS GROWTH & INCOME FUND
OSTERWEIS OPPORTUNITY FUND
(formerly Osterweis Emerging Opportunity Fund)

SUMMARY SECTION

OSTERWEIS FUND

Investment Objective

The Osterweis Fund (the “Fund”) seeks long-term total returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.20%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses(3)	0.96%

(1)    “Other Expenses” include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Osterweis Capital Management, Inc. (the “Adviser”).
(2)    Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds. The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
(3)    The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding any front-end or contingent deferred loads, taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation, or any class-specific expenses such as Rule 12b-1 fees or shareholder servicing plan fees) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund to 0.95% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least June 30, 2025, except that the Agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

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SUMMARY SECTION        OSTERWEIS FUND
Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $98	3 Years: $302	5 Years: $522	10 Years: $1,157

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2024, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks of quality growth companies that Osterweis Capital Management, Inc. (the “Adviser”) believes offer superior investment value and opportunity for growth. The Fund may invest in companies of any size – large, medium and small. The Adviser focuses on quality growth companies that it believes to be undervalued or otherwise out-of-favor in the market, but that have durable competitive advantages. The team focuses on a select group of companies that it believes have such advantages, attractive growth prospects, and strong management teams. As such companies achieve greater visibility over time and their stocks are accorded valuations more in line with their growth rates, the Adviser may choose to sell those stocks.

Other types of equity securities in which the Fund may invest include convertible securities and publicly traded Master Limited Partnerships (“MLPs”). MLPs are generally energy or natural resource-related companies and may comprise up to 15% of the Fund’s assets. The Fund may also invest up to 30% of its assets in equity securities of foreign issuers and/or depositary receipts that are traded on domestic or foreign exchanges, including those in emerging markets. The Fund's investments in any one sector may exceed 25% of its net assets. As of March 31, 2024, over 25% of the Fund’s assets were invested in securities within the information technology sector.

In addition to taking temporary defensive positions in cash and short-term bonds from time to time, the Fund may invest up to 50% of its assets in fixed income securities, which include, but are not limited to, U.S. government and agency debt, investment grade corporate debt and convertible debt. Up to 40% of the Fund’s assets may be invested in below investment grade corporate debt, also known as “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s), although the Fund does not expect to maintain significant positions in such securities on a normal basis.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund. The following risks are considered principal to the Fund and could affect the value of your investment in the Fund:

•Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be
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SUMMARY SECTION        OSTERWEIS FUND
worth less than its cost when originally purchased or less than it was worth at an earlier time.
•Large Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Small and Medium Company Risk: Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.
•General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors which has resulted in disruptions to business operations and supply chains, stress on the global health care system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S., and trade tensions also contribute to market volatility.
•Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Below Investment Grade Securities Risk: Investing in fixed income securities that are rated below investment grade involves risks such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.
•Convertible Security Risk: As with a straight debt security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.
•Currency Risk: Fluctuations in currency exchange rates may adversely affect the value of the Fund’s investments in foreign securities as well as the value of the Fund’s investments in domestic securities whose issuers earn at least a portion of their revenue in foreign currency.
•Debt Securities Risks:
◦Credit Risk: The risk that an issuer of a fixed income security will fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in a security’s credit rating may affect a security’s value. In addition, investments in sovereign debt involves a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of default. Investments in sovereign debt are also subject to the risk that the issuer will default independently of its sovereign. Below
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SUMMARY SECTION        OSTERWEIS FUND
investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those securities to make principal and interest payments than is the case with issuers of investment grade securities.
◦Defaulted Securities Risk: The risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.
◦Extension Risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
◦Interest Rate Risk: The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as interest-only securities and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
◦Prepayment Risk: The risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.
•Foreign Securities and Emerging Markets Risk: Investing in foreign securities, including depositary receipts, may involve increased risks due to political, social and economic developments abroad, and differences between United States and foreign regulatory practices. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets. Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in the Fund.
•Liquidity Risk: Securities purchased by the Fund may become illiquid particularly during periods of market turbulence. Illiquid investments may be more difficult to trade and value than liquid ones and, if the Fund is forced to sell these investments promptly to meet redemption requests or for other needs, the Fund may incur a loss.
•Master Limited Partnership Risk: Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be
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SUMMARY SECTION        OSTERWEIS FUND
fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.
•Sector Emphasis Risk: The Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that the Fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector the Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.
–Information Technology Sector Risk. The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation, and general economic conditions.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year for the past ten calendar years. The table below illustrates how the Fund’s average annual total returns over time compare with a domestic broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.osterweis.com.

Osterweis Fund
Calendar Year Total Returns as of December 31,*

Best Quarter:	2Q, 2020	17.85%
Worst Quarter:	1Q, 2020	-16.16%

* The Osterweis Fund’s calendar year-to-date return as of March 31, 2024 was 10.04%.

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SUMMARY SECTION        OSTERWEIS FUND

Average Annual Total Returns As of December 31, 2023
	1 Year	5 Years	10 Years
Return Before Taxes	22.65%	13.38%	7.50%
Return After Taxes on Distributions	21.50%	11.60%	4.31%
Return After Taxes on Distributions and Sale of Fund Shares	14.20%	10.56%	5.08%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period. The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax benefit for the investor.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Investment Adviser

Osterweis Capital Management, Inc.

Portfolio Managers

John S. Osterweis, Chairman and Co-Chief Investment Officer, Core Equity – Lead Portfolio Manager of the Fund since 1993
Gregory S. Hermanski, Co-Chief Investment Officer – Co-Lead Portfolio Manager of the Fund since 2022
Nael Fakhry, Co-Chief Investment Officer – Co-Lead Portfolio Manager of the Fund since 2022

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Osterweis Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (866) 236-0050 or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments

	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$100
Automatic Investment Plan	$5,000	$100
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$100

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SUMMARY SECTION        OSTERWEIS FUND
Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION                    OSTERWEIS STRATEGIC INCOME FUND

Osterweis Strategic Income Fund

Investment Objective

The Osterweis Strategic Income Fund (the “Fund”) seeks to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.71%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.15%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.87%

(1)    Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds. The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $89	3 Years: $278	5 Years: $482	10 Years: $1,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are
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SUMMARY SECTION                    OSTERWEIS STRATEGIC INCOME FUND

not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2024, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in income bearing securities. Osterweis Capital Management, LLC (the “Adviser”) takes a strategic approach and may invest in a wide array of fixed income securities of various credit qualities (e.g., investment grade or below investment grade) and maturities (e.g., long term, intermediate or short term). The Adviser seeks to control risk through rigorous credit analysis, economic analysis, interest rate forecasts and sector trend review, and is not constrained by any particular duration or credit quality targets. The Fund’s fixed income investments may include, but are not limited to, U.S. Federal and Agency obligations, investment grade corporate debt, below investment grade corporate debt, also known as “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s), floating-rate debt, convertible debt, collateralized debt, municipal debt, foreign debt (including in emerging markets) and/or depositary receipts, commercial paper and preferred stock. The Fund may invest up to 100% of its net assets in dividend-paying equities of companies of any size – large, medium and small. Additionally, the Fund may also invest up to 100% of its assets in foreign debt (including in emerging markets) and/or depositary receipts. The Fund’s investments in any one sector may exceed 25% of its net assets. The Fund’s allocation among various fixed income securities is based on the portfolio managers’ assessment of opportunities for total return relative to the risk of each type of investment.

The Adviser may sell a security when it believes doing so is appropriate and consistent with the Fund’s investment objectives and policies or when conditions affecting relevant markets, particular industries or individual issues warrant such action, regardless of the effect on the Fund’s portfolio turnover rate.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund. The following risks are considered principal to the Fund and could affect the value of your investment in the Fund:
•Debt Securities Risks:
◦Credit Risk: The risk that an issuer of a fixed income security will fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in a security’s credit rating may affect a security’s value. In addition, investments in sovereign debt involves a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of default. Investments in sovereign debt are also subject to the risk that the issuer will default independently of its sovereign. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those securities to make principal and interest payments than is the case with issuers of investment grade securities.
◦Defaulted Securities Risk: The risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.
◦Extension Risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the
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SUMMARY SECTION                    OSTERWEIS STRATEGIC INCOME FUND

expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
◦Interest Rate Risk: The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as interest-only securities and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
◦Prepayment Risk: The risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.
•Below Investment Grade Securities Risk: Investing in fixed income securities that are rated below investment grade involves risks such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.
•Sector Emphasis Risk: The Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that the Fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector the Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.
•Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objectives.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Convertible Security Risk: As with a straight debt security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.
•Currency Risk: Fluctuations in currency exchange rates may adversely affect the value of the Fund’s investments in foreign securities as well as the value of the Fund’s investments in domestic securities whose issuers earn at least a portion of their revenue in foreign currency.
•Foreign Securities and Emerging Markets Risk: Investing in foreign securities, including depositary receipts, may involve increased risks due to political, social and economic developments abroad, and differences between United States and foreign regulatory practices. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets. Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary
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SUMMARY SECTION                    OSTERWEIS STRATEGIC INCOME FUND

Union, or significant political instability, may affect other markets and affect the risk of an investment in the Fund.
•Large Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Liquidity Risk: Securities purchased by the Fund may become illiquid particularly during periods of market turbulence. Illiquid investments may be more difficult to trade and value than liquid ones and, if the Fund is forced to sell these investments promptly to meet redemption requests or for other needs, the Fund may incur a loss.
•General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors which has resulted in disruptions to business operations and supply chains, stress on the global health care system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S., and trade tensions also contribute to market volatility.
•Municipal Securities Risk: Investing in various municipal securities may involve risk related to the ability of the municipalities to continue to meet their obligations for the payment of interest and principal when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve liquidity.
•Small and Medium Company Risk: Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.
•U.S. Government and Agency Issuer Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year for the past ten calendar years. The table below illustrates how the Fund’s average annual total returns over time compare with a domestic broad-based market index. The Fund’s past performance, before and after taxes is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.osterweis.com.

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SUMMARY SECTION                    OSTERWEIS STRATEGIC INCOME FUND

Osterweis Strategic Income Fund
Calendar Year Total Returns as of December 31,*

Best Quarter:	2Q, 2020	7.38%
Worst Quarter:	2Q, 2022	-7.34%

* The Osterweis Strategic Income Fund’s calendar year-to-date return as of March 31, 2024 was 2.34%.

Average Annual Total Returns as of December 31, 2023
	1 Year	5 Years	10 Years
Return Before Taxes	12.30%	5.06%	4.14%
Return After Taxes on Distributions	9.78%	3.14%	2.08%
Return After Taxes on Distributions and Sale of Fund Shares	7.32%	3.07%	2.24%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period. The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax benefit for the investor.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Investment Adviser

Osterweis Capital Management, LLC

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SUMMARY SECTION                    OSTERWEIS STRATEGIC INCOME FUND

Portfolio Managers

Carl P. Kaufman, Co-President, Co-Chief Executive Officer, Chief Investment Officer – Strategic Income, Managing Director of Fixed Income – Lead Portfolio Manager of the Fund since 2002
Bradley M. Kane, Vice President – Portfolio Manager of the Fund since 2013
Craig Manchuck, Vice President – Portfolio Manager of the Fund since 2017
John Sheehan, Vice President – Portfolio Manager of the Fund since January 2024

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Osterweis Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (866) 236-0050 or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments

	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$100
Automatic Investment Plan	$5,000	$100
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$100

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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SUMMARY SECTION    OSTERWEIS GROWTH & INCOME FUND

Osterweis Growth & Income Fund

Investment Objective

The Osterweis Growth & Income Fund (the “Fund”) seeks long-term total returns and capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.16%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.92%

(1)    Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds. The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $94	3 Years: $293	5 Years: $509	10 Years: $1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
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SUMMARY SECTION    OSTERWEIS GROWTH & INCOME FUND

During the most recent fiscal year ended March 31, 2024, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in both equity and fixed income securities that Osterweis Capital Management, LLC (the “Adviser”) believes can deliver attractive long-term returns and enhanced capital preservation. The Fund also focuses on generating consistent and growing income over time in addition to capital appreciation. The Fund’s investments in any one sector may exceed 25% of its net assets. In executing the strategy, the advisors seek to deliver returns through both income and growth.

Equity Investments
In selecting equity investments, the Adviser focuses on the common stocks of quality growth companies that it believes offer superior investment value and opportunity for total returns. The Adviser focuses on the securities of quality growth companies that it believes to be undervalued or otherwise out-of-favor in the market but that have durable competitive advantages. As such companies achieve greater visibility over time and their stocks are accorded valuations more in line with the growth rates, the Adviser may choose to sell those stocks. The Fund may invest in equity securities of companies of all market capitalization sizes – large, medium and small. In addition to common stock, the Fund may also invest in preferred stock, convertible securities and up to 15% of its assets in publicly traded Master Limited Partnerships (“MLPs”) that are generally energy or natural resource related companies.

Fixed Income Investments
In selecting fixed income investments, the Adviser takes a strategic approach and may invest in a wide array of fixed income securities of various credit qualities and maturities. The Adviser seeks to control risk through rigorous credit analysis, economic analysis, interest rate forecasts and sector trend review, and is not constrained by any particular duration or credit quality targets. The Fund’s fixed income investments may include, but are not limited to, U.S. Federal and Agency obligations, investment grade corporate debt, below investment grade corporate debt, also known as “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s), floating-rate debt, convertible debt, mortgage-backed securities (including privately issued mortgage backed securities), asset-backed securities, collateralized debt, municipal debt, foreign debt (including those in emerging markets) and/or depositary receipts, commercial paper and preferred stock. The Fund’s allocation among various fixed income securities is based on the portfolio managers’ assessment of opportunities for total return relative to the risk of each type of investment, but generally there is no limit on any type of fixed income security, meaning that the Fund could have up to 75% of its net assets invested in below investment grade securities, for instance. Un-rated securities may be deemed investment grade, particularly in the case of government agency securities. The Fund may at times be invested in fixed income securities of varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or below investment grade), while at other times the Fund may emphasize one particular maturity or credit quality.

The Adviser will sell a security when it believes doing so is appropriate and consistent with the Fund’s investment objectives and policies or when conditions affecting relevant markets, particular industries or individual issues warrant such action.

Allocation of Investments
The allocation of assets between equity and fixed income securities is a function of the relative opportunity set based on earnings growth, dividend yields, valuations, and fixed income yields. The allocation is reviewed on an ongoing basis and adjustments are made as needed based on the Adviser’s assessment of the risk/reward profiles of individual securities and broad macro risk factors. Under normal market conditions, the minimum allocation to either fixed income (including cash) or equity securities is expected to be 25% of the Fund’s net assets; conversely, the
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SUMMARY SECTION    OSTERWEIS GROWTH & INCOME FUND

maximum allocation to either fixed income (including cash) or equity securities at any given time is expected to be 75%.

The Fund may invest up to 50% of its net assets in foreign securities (in developed and in emerging markets), including depositary receipts traded on foreign exchanges. The Fund may also invest, without limitation, in depositary receipts that are traded on domestic exchanges and that evidence ownership of foreign equity securities. The Fund’s investments in any one sector may exceed 25% of its net assets.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund. The following risks are considered principal to the Fund and could affect the value of your investment in the Fund:
•Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.
•Debt Securities Risks:
◦Credit Risk: The risk that an issuer of a fixed income security will fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in a security’s credit rating may affect a security’s value. In addition, investments in sovereign debt involves a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of default. Investments in sovereign debt are also subject to the risk that the issuer will default independently of its sovereign. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those securities to make principal and interest payments than is the case with issuers of investment grade securities.
◦Below Investment Grade Securities Risk: Investing in fixed income securities that are rated below investment grade involves risks such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.
◦Defaulted Securities Risk: The risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.
◦Extension Risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
◦Interest Rate Risk: The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as interest-only securities and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse
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SUMMARY SECTION    OSTERWEIS GROWTH & INCOME FUND

floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
◦Prepayment Risk: The risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.
•General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors which has resulted in disruptions to business operations and supply chains, stress on the global health care system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S., and trade tensions also contribute to market volatility.
•Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective. This risk includes the risk that the Adviser’s allocation decisions between equity and fixed income may be incorrect and result in lower performance than if the Fund’s allocation remained static.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Convertible Security Risk: As with a straight debt security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.
•Currency Risk: Fluctuations in currency exchange rates may adversely affect the value of the Fund’s investments in foreign securities as well as the value of the Fund’s investments in domestic securities whose issuers earn at least a portion of their revenue in foreign currency.
•Foreign Securities and Emerging Markets Risk: Investing in foreign securities, including depositary receipts, may involve increased risks due to political, social and economic developments abroad, and differences between United States and foreign regulatory practices. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets. Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in the Fund.
•Large Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative
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SUMMARY SECTION    OSTERWEIS GROWTH & INCOME FUND

smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Liquidity Risk: Securities purchased by the Fund may become illiquid particularly during periods of market turbulence. Illiquid investments may be more difficult to trade and value than liquid ones and, if the Fund is forced to sell these investments promptly to meet redemption requests or for other needs, the Fund may incur a loss.
•Master Limited Partnership Risk: Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.
•Mortgage-Related and Other Asset-Backed Securities Risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.
•Municipal Securities Risk: Investing in various municipal securities may involve risk related to the ability of the municipalities to continue to meet their obligations for the payment of interest and principal when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve liquidity.
•Sector Emphasis Risk: The Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that the Fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector that the Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.
•Small and Medium Company Risk: Investing in securities of small-cap and mid-cap companies, even indirectly, may involve greater volatility than investing in larger and more established companies.
•U.S. Government and Agency Issuer Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
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SUMMARY SECTION    OSTERWEIS GROWTH & INCOME FUND

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year for the past ten calendar years. The table below illustrates how the Fund’s average annual total returns over time compare with two domestic broad-based market indices. A blend of the two broad-based indices is also provided as the Adviser believes it illustrates a closer representation of the Fund’s portfolio composition. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.osterweis.com.

Osterweis Growth & Income Fund
Calendar Year Total Returns as of December 31,*

Best Quarter:	2Q, 2020	14.59%
Worst Quarter:	1Q, 2020	-14.12%

* The Osterweis Growth & Income Fund’s calendar year-to-date return as of March 31, 2024 was 6.66%.

Average Annual Total Returns As of December 31, 2023
	1 Year	5 Years	10 Years
Return Before Taxes	14.76%	10.53%	6.43%
Return After Taxes on Distributions	13.15%	8.94%	4.79%
Return After Taxes on Distributions and Sale of Fund Shares	9.18%	8.05%	4.60%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index Blend (reflects no deduction for fees, expenses or taxes)	17.67%	9.98%	8.09%

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SUMMARY SECTION    OSTERWEIS GROWTH & INCOME FUND

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Investment Adviser

Osterweis Capital Management, LLC

Portfolio Managers

John S. Osterweis, Chairman, and Co-CIO-Core Equity – Co-Lead Portfolio Manager of the Fund since 2010
Carl P. Kaufman, Co-President, Co-Chief Executive Officer, Managing Director of Fixed Income – Co-Lead Portfolio Manager of the Fund since 2010
Gregory S. Hermanski, Co-CIO-Core Equity – Co-Lead Portfolio Manager of the Fund since 2022
Nael Fakhry, Co-CIO-Core Equity – Co-Lead Portfolio Manager of the Fund since 2022

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Osterweis Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (866) 236-0050, or through a financial intermediary. The minimum initial investment amounts are shown in the table below.

Minimum Investments

	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$100
Automatic Investment Plan	$5,000	$100
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$100

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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SUMMARY SECTION    OSTERWEIS OPPORTUNITY FUND

Osterweis Opportunity Fund
(formerly Osterweis Emerging Opportunity Fund)

Investment Objective

The Osterweis Opportunity Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.18%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	1.20%
Fee Waiver and/or Expense Reimbursement	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reduction(2)	1.12%

(1)    Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds. The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)    Osterweis Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding any front-end or contingent deferred loads, taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation, or any class-specific expenses such as Rule 12b-1 fees or shareholder servicing plan fees) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund to 1.10% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least June 30, 2025, except that the Agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

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SUMMARY SECTION    OSTERWEIS OPPORTUNITY FUND

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap in the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $114	3 Years: $373	5 Years: $652	10 Years: $1,447

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2024, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in the common stocks of companies that the Adviser believes should experience strong revenue growth and rising profits. Although the Fund may invest in companies of any size, it will generally focus its investments in small-capitalization companies and mid-capitalization companies. The Adviser seeks to identify quality companies with investment potential, which is generally equated with the ability to generate revenue growth over time. Target companies typically possess one or more of the following characteristics: a distinct competitive advantage; a leading position in the industry; the potential for margin expansion; and/or the presence of a strong management team. Some of the companies in which the Fund may invest may have limited operational or earnings history or may have limited products, markets, financial resources or management depth. The Fund may invest in initial public offerings (IPOs).

The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”) for the purpose of gaining exposure to certain markets while maintaining liquidity. The Fund may invest up to 30% of its assets in equity securities of foreign issuers and/or depositary receipts that are traded on domestic or foreign exchanges, including in securities issued by companies domiciled in emerging market countries.

The Fund’s investments in any one sector may exceed 25% of its net assets. As of March 31, 2024, over 25% of the Fund’s assets were invested in securities within the health care sector.

The Fund may sell a position if the Adviser believes it is overvalued, fundamentals erode or another more attractive investment is identified.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund. The following risks are considered principal to the Fund and could affect the value of your investment in the Fund:
•Small and Medium Company Risk: Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.
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SUMMARY SECTION    OSTERWEIS OPPORTUNITY FUND

•Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.
•Sector Emphasis Risk: The Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that the Fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector the Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.
–Health Care Sector Risk: The profitability of companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.
•General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors which has resulted in disruptions to business operations and supply chains, stress on the global health care system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S., and trade tensions also contribute to market volatility.
•Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Currency Risk: Fluctuations in currency exchange rates may adversely affect the value of the Fund’s investments in foreign securities as well as the value of the Fund’s investments in domestic securities whose issuers earn at least a portion of their revenue in foreign currency.
•Foreign Securities and Emerging Markets Risk: Investing in foreign securities, including depositary receipts, may involve increased risks due to political, social and economic developments abroad, and differences between United States and foreign regulatory practices. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets. Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in the Fund.
•Investment Company and Exchange-Traded Fund Risk: Investing in other investment companies involves the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that
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SUMMARY SECTION    OSTERWEIS OPPORTUNITY FUND

significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.
•IPO Risk: The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
•Liquidity Risk: Securities purchased by the Fund may become illiquid particularly during periods of market turbulence. Illiquid investments may be more difficult to trade and value than liquid ones and if the Fund is forced to sell these investments promptly to meet redemption requests or for other needs, the Fund may incur a loss.
•Portfolio Turnover Risk: High portfolio turnover may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.
•Unseasoned Company Risk: The possibility that the Fund’s investment in relatively new or unseasoned companies that are in their early stages of development may expose the Fund to greater risks than investments in more established companies with more extensive financial histories and greater liquidity. Unseasoned companies generally do not have proven track records and may lack substantial capital reserves.

Performance

The performance shown in the bar chart and performance table since October 1, 2012 is that of another investment vehicle (the “Predecessor Fund”) prior to the commencement of the Fund’s operations. The Predecessor Fund was converted into the Fund on November 30, 2016. On October 31, 2016, the Adviser acquired substantially all the advisory business of Callinan Asset Management, LLC (“CAM”), which had served as the general partner to the Predecessor Fund prior to being acquired by the Adviser. From the date of CAM’s acquisition by the Adviser until the date of the conversion, the Adviser served as both investment manager and general partner of the Predecessor Fund. Throughout all periods from October 1, 2012 onward, the same individual was responsible for the day-to-day investment decisions for the Predecessor Fund and continues to be the Fund’s portfolio manager. CAM and the Adviser managed the Predecessor Fund’s assets using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund.

Updated Fund performance information is available at no cost by visiting www.osterweis.com or by calling (866) 236-0050.

The bar chart below illustrates how the Predecessor Fund’s and the Fund’s total returns varied from year to year for the past ten calendar years. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Predecessor Fund’s and the Fund’s performance from year to year and by showing how the Predecessor Fund’s and the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with those of a domestic broad-based market index. Of course, the Predecessor Fund’s and Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Predecessor Fund’s performance shown below includes the deduction of the Predecessor Fund’s actual operating expenses. In addition, the Predecessor Fund’s performance shown below has been recalculated using the management fee that applies to the Fund, which has the effect of reducing the Predecessor Fund’s performance. The Predecessor Fund was not a registered mutual fund and so was not subject to the same operating expenses or investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. The performance of the private investment fund prior to November 30, 2016 is based on calculations
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SUMMARY SECTION    OSTERWEIS OPPORTUNITY FUND

that are different than the standardized method of calculations specified by the Securities and Exchange Commission (the “SEC”). If the private investment fund’s performance had been readjusted to reflect the Fund’s expenses, the performance would have been lower. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

The performance shown below is that of the Predecessor Fund and the Fund.

Osterweis Opportunity Fund
(formerly Osterweis Emerging Opportunity Fund)
Calendar Year Total Returns as of December 31,*

Best Quarter:	2Q, 2020	45.94%
Worst Quarter:	4Q, 2018	-24.41%

* The Osterweis Opportunity Fund’s calendar year-to-date return as of March 31, 2024 was 12.10%.

Average Annual Total Returns As of December 31, 2023
	1 Year	5 Years	10 Years
Return Before Taxes	23.98%	15.16%	11.27%
Return After Taxes on Distributions	23.98%	12.63%	9.21%
Return After Taxes on Distributions and Sale of Fund Shares	14.19%	11.61%	8.59%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	18.66%	9.22%	7.16%

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on
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SUMMARY SECTION    OSTERWEIS OPPORTUNITY FUND

your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Investment Adviser

Osterweis Capital Management, LLC

Portfolio Managers

James L. Callinan, Vice President & Chief Investment Officer - Emerging Growth – Portfolio Manager of the Fund and the Predecessor Fund since its inception in 2012
Bryan Wong, Vice President – Portfolio Manager of the Fund since 2021
Matt Unger, Vice President – Portfolio Manager of the Fund since 2021

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Osterweis Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (866) 236-0050, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments

	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$100
Automatic Investment Plan	$5,000	$100
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$100

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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INVESTMENT STRATEGIES AND RISKS

The investment objectives described in the Summary Sections and the investment strategies described in the Summary Sections and below are non-fundamental, which means that they may be changed without shareholder approval upon 60 days’ written notice to shareholders. There is no assurance that each Fund will achieve its investment objectives. Osterweis Capital Management, Inc. is the investment adviser to the Osterweis Fund. Osterweis Capital Management, LLC is the investment adviser to the Osterweis Strategic Income Fund, the Osterweis Growth & Income Fund and the Osterweis Opportunity Fund (formerly Osterweis Emerging Opportunity Fund). Both companies are referred to as either the “Adviser” or the “Advisers” throughout this Prospectus.

Principal Investment Strategies

Osterweis Fund

The investment objective of the Fund is to seek to attain long-term total returns. Long-term total returns consist of capital appreciation and current income.

The Fund emphasizes the purchase of common stocks of quality growth companies that the Adviser believes offer superior investment value and opportunity for growth. The Fund may invest in companies of any size. The Adviser focuses on the securities of quality growth companies that it believes to be undervalued or otherwise out-of-favor in the market but that have durable competitive advantages. The stock prices of such companies may be depressed by visible near-term problems and may not reflect the companies’ long-term prospects. The team focuses on a select group of companies that it believes have such advantages, attractive growth prospects, and strong management teams. As such companies achieve greater visibility over time and their stocks are accorded valuations more in line with their growth rates, the Adviser may choose to sell those stocks.

The Adviser may consider how environmental, social and governance (ESG) issues affect a company’s long-term outlook, in terms of opportunities and/or risks for the business and whether such ESG factors have the potential to influence future stock performance, but such factors are not determinative (i.e. they would not lead the Advisor to buy or sell a security without consideration of other factors in the investment process).

The Fund’s investments in any one sector may exceed 25% of its net assets. The Fund may also invest in convertible securities and up to 30% of its assets in equity securities of foreign issuers and/or depositary receipts that are traded on domestic or foreign exchanges, including those in emerging markets.

The Osterweis Fund may invest up to 15% of its net assets in publicly traded Master Limited Partnerships (“MLPs”). MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange. MLPs are required to pay out most or all of their earnings in distributions. Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price may be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are active borrowers and typically carry a portion of their debt in the form of “floating” rate debt. As such, a significant upward swing in interest rates would drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.
In addition to taking temporary defensive positions in cash and short-term bonds from time to time, the Fund may invest up to 50% of its assets in fixed income securities, which include, but are not limited to, U.S. government and agency debt, investment grade corporate debt and convertible debt. Up to 40% of the Fund’s assets may be invested in below investment grade
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corporate debt (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s), although the Fund does not expect to maintain significant positions in such securities on a normal basis.

Osterweis Strategic Income Fund
The investment objective of the Fund is to seek to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

The Adviser takes a strategic approach to fixed income investing, seeking to control risk through rigorous credit analysis, economic analysis, interest rate forecasts and sector trend review, and is not constrained by any particular duration or credit quality targets. Fixed income investments may include, but are not limited to, U.S. Federal and Agency obligations, investment grade corporate debt, below investment grade corporate debt (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s), floating-rate debt, convertible debt, collateralized debt, municipal debt, foreign debt (including in emerging markets) and/or depositary receipts and preferred stock. The Fund may invest up to 100% of its net assets in dividend-paying equities of companies of any size market capitalization – small, medium and large. Additionally, the Fund may also invest up to 100% of its assets in foreign debt (including in emerging markets) and/or depositary receipts. Some of the securities listed above may be accompanied by a warrant, which is a right to acquire the issuer’s stock at a pre-determined price. The Fund may also invest in zero-coupon U.S. government debt, zero-coupon corporate debt, commercial paper and money market instruments. The Fund’s allocation among various fixed income securities is based on the portfolio managers’ assessment of opportunities for total return relative to the risk of each type of investment.

The Fund’s investments in any one sector may exceed 25% of its net assets. The Fund will, at times, be invested in fixed income securities of varying maturities (e.g., long term, intermediate or short term) and credit qualities (e.g., investment grade or below investment grade), while at other times the Fund may emphasize one particular maturity or credit quality. The terms “investment grade” and “below investment grade” refer to the credit quality of fixed income securities as established by a recognized rating agency such as S&P or Moody’s. In selecting securities for the Fund’s portfolio, however, the Adviser will not rely exclusively on the ratings assigned by ratings agencies but will perform independent investment analysis to evaluate the creditworthiness of the issuer. The Adviser will consider a variety of factors, including the issuer’s managerial experience and strength, its sensitivity to economic conditions, and its current and expected future financial condition.

A fixed income security represents the obligation of an issuer to repay a loan and generally provides for the payment of interest. These obligations include bonds, notes and debentures. The Fund may invest in senior and subordinated debt securities. Subordinated debt is riskier because its holder will be paid only after the holders of senior debt securities are paid in the event of default. The Fund may invest in “zero-coupon bonds,” which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are typically issued at a significant discount from their principal amount.

The Fund may be invested in below investment grade debt securities, including convertible bonds. Below investment grade securities generally pay higher yields than more highly rated securities to compensate investors for increased perceived default risk. The Fund seeks to invest in fixed income securities offering the highest yield and expected total return without taking excessive risk.

The Adviser uses a research-driven approach that relies on in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies. The Adviser combines top down and bottom up approaches to security selection.

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The Adviser will sell a security when it believes doing so is appropriate and consistent with the Fund’s investment objectives and policies or when conditions affecting relevant markets, particular industries or individual issues warrant such action, regardless of the effect on the Fund’s portfolio turnover rate.
Osterweis Growth & Income Fund

The investment objective of the Fund is to seek to attain long-term total returns and capital preservation.

The Osterweis Growth & Income Fund invests in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The Fund also focuses on generating consistent and growing income over time in addition to capital appreciation. In executing the strategy, the advisors seek to deliver returns through both income and growth.

For equity investments, the Adviser emphasizes the purchase of common stocks of quality growth companies that the Adviser believes offer superior investment value and opportunity for total returns. The Fund may invest in equity securities of companies of all market capitalization sizes – large, medium and small. The Adviser focuses on the securities of quality growth companies that it believes to be undervalued or otherwise out-of-favor in the market, but that have durable competitive advantages. The stock prices of such companies may be depressed by visible near-term problems and may not reflect the companies’ long-term prospects. As such companies achieve greater visibility over time and their stocks are accorded valuations more in line with the growth rates, the Adviser may choose to sell those stocks.

The Advisor may consider how environmental, social and governance (ESG) issues affect a company’s long-term outlook, in terms of opportunities and/or risks for the business and whether such ESG factors have the potential to influence future stock performance, but such factors are not determinative (i.e. they would not lead the Advisor to buy or sell a security without consideration of other factors in the investment process).

The Adviser takes a strategic approach to selecting fixed income investments, seeking to control risk through rigorous credit analysis, economic analysis, interest rate forecasts and sector trend review, and is not constrained by any particular duration or credit quality targets or constraints. The Fund’s principal fixed income security investments will consist of U.S. Federal and Agency obligations, investment grade corporate debt, below investment grade corporate debt (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s), floating-rate debt, convertible debt, mortgage-backed securities (including privately issued mortgage backed securities), asset-backed securities, collateralized debt, municipal debt, foreign debt (including in emerging markets) and/or depositary receipts and preferred stock. Some of the securities listed above may be accompanied by a warrant, which is a right to acquire the issuer’s stock at a pre-determined price. The Fund may also invest in zero-coupon U.S. government debt, zero-coupon corporate debt and money market instruments. The Fund’s allocation among various fixed income securities is based on the portfolio managers’ assessment of opportunities for total return relative to the risk of each type of investment, but generally there is no limit on any type of fixed income security, meaning that the Fund could have up to 75% of its net assets invested in below investment grade debt securities, for instance. Un-rated securities may be deemed investment grade, particularly in the case of government agency securities.

The Fund will, at times, invest in fixed income securities of varying maturities (e.g., long term, intermediate or short term) and credit qualities (e.g., investment grade or below investment grade), while at other times the Fund may emphasize one particular maturity or credit quality. The terms “investment grade” and “below investment grade” refer to the credit quality of fixed income securities as established by a recognized rating agency, such as S&P or Moody’s. In selecting securities for the Fund’s portfolio, however, the Adviser does not rely exclusively on the ratings assigned by ratings agencies but will perform independent investment analysis to evaluate
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the creditworthiness of the issuer. The Adviser considers a variety of factors, including the issuer’s managerial experience and strength, its sensitivity to economic conditions, and its current and expected future financial condition.

A fixed income security represents the obligation of an issuer to repay a loan of money to it and generally provides for the payment of interest. These obligations include bonds, notes and debentures. The Fund may invest in senior and subordinated debt securities. Subordinated debt is riskier because its holder will be paid only after the holders of senior debt securities are paid in the event of default. The Fund may invest in “zero-coupon bonds,” which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are typically issued at a significant discount from their principal amount.

The fixed income portion of the Fund may be invested in below investment grade debt securities, including convertible bonds. Below investment grade debt securities generally pay higher yields than more highly rated securities to compensate investors for increased perceived risk. The Fund seeks to invest in fixed income securities offering the highest yield and expected total return without taking excessive risk.

When selecting the Fund’s fixed income investments, the Adviser uses a research-driven approach that relies on in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies. As a “bottom-up” investor, the Adviser focuses primarily on individual securities.

The Fund may also invest in preferred stock and convertible debt securities. The Fund may invest up to 50% of its net assets in equity securities of foreign issuers, including depositary receipts traded on foreign exchanges (including in emerging markets) and without limit in depositary receipts that are traded on domestic exchanges and that evidence ownership of foreign equity securities, and may invest up to 15% of its net assets in MLPs.

The Adviser will sell a security when it believes doing so is appropriate and consistent with the Fund’s investment objectives and policies or when conditions affecting relevant markets, particular industries or individual issues warrant such action, regardless of the effect on the Fund’s portfolio turnover rate.

The allocation of assets between equity and fixed income securities is a function of the relative opportunity set based on earnings growth, dividend yields, valuations, and fixed income yields. The allocation is reviewed on an ongoing basis and adjustments are made as needed based on the Adviser’s assessment of the risk/reward profiles of individual securities and broad macro risk factors. Under normal market conditions, the minimum allocation to either fixed income (including cash) or equity is expected to be 25%; conversely, the maximum allocation to either fixed income (including cash) or equity securities at any given time is expected to be 75%. The Fund’s investments in any one sector may exceed 25% of its net assets. In addition to the Fund’s allocation to fixed income and equity securities, the Fund may also maintain a portion of its assets in cash investments.

Osterweis Opportunity Fund
(formerly Osterweis Emerging Opportunity Fund)

The Fund invests primarily in the common stocks of companies that the Adviser believes should experience strong revenue growth and rising profits. Although the Fund may invest in companies of any size, it will generally focus its investments in small-capitalization companies and mid-capitalization companies. The Adviser seeks to identify quality companies with investment potential, which is generally equated with the ability to generate revenue growth over time. Target companies typically possess one or more of the following characteristics: a distinct competitive advantage; a leading position in the industry; the potential for margin expansion; and/or the presence of a strong management team. Some of the companies in which the Fund may invest
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may have limited operational or earnings history or may have limited products, markets, financial resources or management depth. The Fund may invest in initial public offerings (“IPOs”).

The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”) for the purpose of gaining exposure to certain markets while maintaining liquidity. The Fund may invest up to 30% of its assets in equity securities of foreign issuers and/or depositary receipts that are traded on domestic or foreign exchanges, including securities issued by companies domiciled in emerging market countries.

The Fund’s investments in any one sector may exceed 25% of its assets. As of March 31, 2024, over 25% of the Fund’s assets were invested in securities within the health care sector.

When selecting securities for the Fund, the Adviser focuses on understanding and quantifying the long-term fundamental goals of the company over a three- to five-year investment horizon. The research process typically begins with the construction of the investable universe of roughly 150 stocks where the market capitalization does not exceed the largest market cap stock in the Russell 2000 Growth Index. This universe construction is generally achieved through a qualitative approach (e.g., conferences, recent IPOs, and industry contacts) but may also include a preliminary quantitative screen (e.g., revenue growth and rising margins) as an overlay. The Adviser applies fundamental research to choose potential portfolio investments. As part of this process, the Adviser constructs long-term revenue and earnings forecasts which are used to monitor intermediate progress of the Fund’s holdings. The Adviser may sell a position if it believes that the security is overvalued, fundamentals erode or another more attractive investment is identified.

Master Limited Partnerships (“MLPs”). The Osterweis Fund and the Osterweis Growth & Income Fund may each invest up to 15% of their net assets in publicly traded MLPs. These MLPs are primarily expected to be energy or natural resources related companies. MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange. MLPs are required to pay out most or all of their earnings in distributions. This pass through creates passive income or losses, along with dividend and investment income.

Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are active borrowers and typically carry a portion of this debt in the form of “floating” rate debt. As such, a significant upward swing in interest rates would drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.
Temporary or Cash Investments. Under normal market conditions, the Funds will invest according to their principal investment strategies noted above. However, each Fund may temporarily depart from its principal investment strategy and make short-term investments in cash, cash equivalents, short-term debt securities and money market instruments in response to adverse market, economic or political conditions. As a result, to the extent a Fund makes such “defensive investments,” it may not achieve its investment objective. For longer periods of time, a Fund may hold a substantial cash position. If the market advances during periods when a Fund is holding a large cash position, the Fund may not realize as significant a gain as it would otherwise have, had it been more fully invested. To the extent a Fund invests in a money market fund for its cash position, there will be some duplication of expenses because that Fund will bear its pro rata portion of such money market fund’s advisory fees and operational expenses.
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Principal Investment Risks

The principal risks that may adversely affect a Fund’s net asset value (“NAV”) or total return have previously been summarized under each Fund’s “Summary Section.” Following the table, each risk is explained to provide additional information regarding the principal risks that could affect the value of your investment:

	Osterweis Fund	Osterweis Strategic Income Fund	Osterweis Growth & Income Fund	Osterweis Opportunity Fund
Below Investment Grade Securities Risk	X	X	X
Convertible Security Risk	X	X	X
Credit Risk	X	X	X
Currency Risk	X	X	X	X
Defaulted Securities Risk	X	X	X
ETF Trading Risk				X
Equity Risk	X		X	X
Extension Risk	X	X	X
Foreign Securities and Emerging Markets Risk	X	X	X	X
General Market Risk	X	X	X	X
Health Care Sector Risk				X
Information Technology Sector Risk	X			X
Interest Rate Risk	X	X	X
Investments in Other Investment Companies				X
IPO Risk				X
Large Company Risk	X	X	X
Liquidity Risk	X	X	X	X
Management Risk	X	X	X	X
Master Limited Partnership Risk	X		X
Mortgage-Related and Other Asset-Backed Securities Risk			X
Municipal Securities Risk		X	X
Prepayment Risk	X	X	X
Portfolio Turnover Risk				X
Risks Associated with LIBOR Transition		X	X
Sector Emphasis Risk	X	X	X	X
Small and Medium Company Risk	X	X	X	X
Unseasoned Company Risk				X
U.S. Government and Agency Issuer Risk		X	X

Below Investment Grade Securities Risk. Fixed income securities receiving the lowest investment grade rating may have speculative characteristics and compared to higher-grade securities, may have a weakened capacity to make principal and interest payments under certain economic conditions or other circumstances. Below investment grade securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity and fluctuations in value due to public perception of the issuer of such securities. These bonds are sometimes uncollateralized and often subordinate to other debt that an issuer may have outstanding.

Convertible Security Risk: As with a straight debt security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements,
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a convertible security tends not to be as sensitive to interest rates as a similar fixed-income security, and tends not to be as sensitive to changes in share price as its underlying stock.

Currency Risk. Fluctuations in currency exchange rates may adversely affect the value of a Fund’s investments in foreign securities as well as the value of a Fund’s investments in domestic securities whose issuers earn at least a portion of their revenue in foreign currency.

Debt Securities Risks. Debt securities are subject to various risks including, among others, credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument.

Credit Risk. Refers to the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. Investments in sovereign debt involves a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of default. Investments in sovereign debt are also subject to the risk that the issuer will default independently of its sovereign. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those securities to make principal and interest payments than is the case with issuers of investment grade securities. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities that are rated by ratings agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk. If an issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to a Fund, the Fund’s income might be reduced and the value of the investment might fall, and if an issuer or counterparty fails to pay principal, the value of the investment might fall and the Fund could lose the amount of its investment.

Defaulted Securities Risk. Defaulted securities risk refers to the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the United States and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Extension Risk. Refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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Interest Rate Risk. Refers to the risk that the values of debt instruments held by a Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates. Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates.

Over the past several years, the Federal Reserve has maintained the level of interest rates at or near historic lows. However, more recently, interest rates have begun to increase as a result of action that has been taken by the Federal Reserve, which has raised, and may continue to raise, interest rates. If interest rates rise, a Fund’s yield may not increase proportionately, and the maturities of fixed income securities that have the ability to be prepaid or called by the issuer may be extended. Changing interest rates may have unpredictable effects on the markets and a Fund’s investments. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. A Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund.

Prepayment Risk. Many types of debt securities, including floating rate loans and asset-backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to reinvest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

Equity Risk. Since the Fund purchases equity securities, it is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may
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underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

ETF Trading Risk. To the extent that a Fund invests in ETFs, it is subject to additional risks that do not apply to conventional funds, including the risk that the market price of the ETF’s shares may trade at a discount to its NAV. Also, an active secondary trading market for an ETF’s shares may not develop or be maintained, or trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate. This could lead to a lack of market liquidity, thereby forcing the Fund to sell its shares in an underlying ETF for less than the shares’ NAV. Further, an ETF’s shares may be delisted from the securities exchange on which they trade. ETFs are also subject to the risks of the underlying securities or sectors the in which they invest. The price movement of an index-based ETF may not track the underlying index and may result in a loss.

Foreign Securities and Emerging Markets Risk. A Fund’s investments in foreign securities, including depositary receipts, involve risks relating to adverse political, social and economic developments abroad. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may also be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Foreign markets may offer less legal protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments. Emerging market countries entail greater investment risk than developed markets. Such risks could include government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets. Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in a Fund.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors which has resulted in disruptions to business operations and supply chains, stress on the global health care system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S., and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse affects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to market volatility and may continue to do so.

Health Care Sector Risk. As of March 31, 2024, over 25% of the Osterweis Opportunity Fund’s assets were invested in securities of companies within the health care sector. The profitability of companies in the health care sector may be affected by extensive government regulation,
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restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.

Information Technology Sector Risk. As of March 31, 2024, over 25% of the Osterweis Fund’s assets were invested in securities of companies within the information technology sector. Historically, over 25% of the Osterweis Opportunity Fund’s assets were invested in securities of companies within the information technology sector from time to time. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Investments in Other Investment Companies. The risks associated with the Fund include the risks related to each investment company in which the Fund invests. The Fund seeks to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and among different fund managers. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks as well as the risks of investing in a particular investment company, such as risks related to the particular investment management style and that the investment company may underperform other similarly managed funds. To the extent that an investment company actively trades its securities, the Fund will experience a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. An investment in the Fund results in you incurring greater expenses than investing directly into the investment companies in which the Fund invests. There can be no assurance that any mutual fund, including another investment company, will achieve its investment objective.

IPO Risk. IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of those shares without an unfavorable impact on the prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Large Company Risk. Stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful, smaller companies, especially during extended periods of economic expansion.

Liquidity Risk. A Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value.
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Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Management Risk. Management risk describes a Fund’s ability to meet its investment objective based on the Advisers’ success or failure at implementing the investment strategies of that Fund. The value of your investment is subject to the effectiveness of the Advisers’ research, analysis and selection of portfolio securities, in addition to asset allocation among portfolio securities. If the Advisers’ access to information pertinent to such research and analysis becomes impaired, or its investment strategies do not produce the expected results, your investment could be diminished or even lost.

Master Limited Partnership Risk. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Privately Issued Mortgage-Related Securities Risk. There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value
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because of the complexities involved in assessing the value of the underlying mortgage loans.

Municipal Securities Risk. Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which the Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of the Adviser than its investments in other types of bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

A Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.

Portfolio Turnover Risk. A higher portfolio turnover may enhance returns by capturing and holding portfolio gains. However, it also may result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional dividends and capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

Sector Emphasis Risk. The Funds, from time to time, may invest 25% or more of their assets in one or more sectors subjecting them to sector emphasis risk. This is the risk that the Funds are subject to greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector a Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Sectors possess particular risks that may not affect other sectors.

Small and Medium Company Risk. A Fund may wish to take advantage of attractive investment opportunities of start-up companies or companies with small and medium size market capitalization. Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger, more established companies because small- and medium-sized companies may be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their managements may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile.

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Unseasoned Company Risk. The possibility that the Fund’s investment in relatively new or unseasoned companies that are in their early stages of development may expose the Fund to greater risks than investments in more established companies with more extensive financial histories and greater liquidity. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which we may invest.

U.S. Government and Agency Issuer Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Certain of the government agency securities the Fund may purchase are backed only by the credit of the issuer government agency and not by full faith and credit of the United States. In addition, securities of U.S. Government sponsored enterprises, instrumentalities and supranational entities are not guaranteed by the U.S. Government or backed by the full faith and credit of the United States. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

PORTFOLIO HOLDINGS INFORMATION

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”) and on the Fund’s website at www.osterweis.com.

MANAGEMENT

Investment Advisers

Osterweis Capital Management, Inc. is the investment adviser to the Osterweis Fund and has provided investment advisory services to individual and institutional accounts since 1983. Osterweis Capital Management, LLC is the investment adviser to the Osterweis Strategic Income Fund, the Osterweis Growth & Income Fund, and the Osterweis Opportunity Fund, and has provided investment advisory services to individual and institutional accounts since 1997. As of March 31, 2024, the Advisers had combined assets under management of approximately $7.2 billion.

The Advisers are affiliated entities whose address is One Maritime Plaza, Suite 800, San Francisco, California 94111. The Advisers provide the Funds with advice on buying and selling securities. The Advisers also furnish the Funds with office space and certain administrative services and provide most of the personnel needed by the Funds. For its services, each Fund pays its Adviser a management fee payable monthly that is calculated based on its average daily net assets. The Advisers are entitled to receive management fees from each Fund as indicated below. After implementing breakpoints and waivers, the Adviser actually received the amounts shown below for the fiscal year ended March 31, 2024.
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Osterweis Fund	Management Fee	Management Fee Paid for FYE March 31, 2024
Osterweis Capital Management, Inc.	0.75% for average daily net assets	0.77%

Osterweis Strategic Income Fund	Management Fee	Management Fee Paid for FYE March 31, 2024
Osterweis Capital Management, LLC	1.00% for average daily net assets up to $250 million; 0.75% for average daily net assets greater than $250 million up to $2.5 billion; and 0.65% on average daily net assets greater than $2.5 billion	0.71%

Osterweis Growth & Income Fund	Management Fee	Management Fee Paid for FYE March 31, 2024
Osterweis Capital Management, LLC	0.75% for average daily net assets	0.75%

Osterweis Opportunity Fund (formerly Osterweis Emerging Opportunity Fund)	Management Fee	Management Fee Paid for FYE March 31, 2024
Osterweis Capital Management, LLC	1.00% of assets under management up to $500 million; 0.85% of assets under management between $500 million and $1 billion; and 0.75% of assets under management in excess of $1 billion	0.92%

Osterweis Capital Management, LLC has contractually agreed to reduce its fees and/or pay expenses of the Osterweis Opportunity Fund to ensure that the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation, or any class-specific expenses such as Rule 12b-1 fees or shareholder servicing plan fees) will not exceed 1.10% of the Fund’s average daily net assets. Osterweis Capital Management, Inc. has contractually agreed to reduce its fees and/or pay expenses of the Osterweis Fund to ensure that the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation, or any class-specific expenses such as Rule 12b-1 fees or shareholder servicing plan fees) will not exceed 0.95% of the Fund’s average daily net assets.
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Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by a Fund if requested by the Adviser, and the Board approves such reimbursement in subsequent years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the applicable Expense Cap in place at the time of waiver or at the time of reimbursement. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the dates were waived and/or expenses paid. A Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. The Expense Caps are indefinite but will remain in effect until at least June 30, 2025 for the Osterweis Opportunity Fund, and the Osterweis Fund. The Expense Cap agreements may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the Board.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement between the Trust on behalf of the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund, and the Osterweis Opportunity Fund and each respective Adviser is available in the Funds’ Semi-Annual Report to shareholders for the period ended September 30, 2023.

Portfolio Managers

An investment team is responsible for the day-to-day management of each Fund as indicated below. Decisions regarding each Fund’s investments are made by majority agreement of the members of the investment team. The SAI provides additional information on the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Funds.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
John S. Osterweis	Osterweis Fund (Lead Portfolio Manager since 1993) Osterweis Growth & Income Fund (Co-Lead Portfolio Manager since 2010)	Mr. John S. Osterweis serves as Chairman and Co-Chief Investment Officer - Core Equity of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. Mr. Osterweis has been a lead portfolio manager of the Osterweis Fund and the Osterweis Growth & Income Fund since each Fund’s inception. Mr. Osterweis has over forty years of securities analysis and portfolio management experience, over thirty of which have been with the Adviser. Mr. Osterweis earned a B.A. from Bowdoin College and an M.B.A. from Stanford Graduate School of Business.
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Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Carl P. Kaufman	Osterweis Strategic Income Fund (Lead Portfolio Manager since 2002) Osterweis Growth & Income Fund (Co-Lead Portfolio Manager since 2010)
Mr. Carl P. Kaufman serves as Co-President, Co-Chief Executive Officer, Chief Investment Officer - Strategic Income, Portfolio Manager and Managing Director – Fixed Income for Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined the Advisers as a Portfolio Manager/Analyst in 2002. Prior to working at the Advisers, Mr. Kaufman worked for Robertson, Stephens and Co., a financial services company, from May 1999 to April 2002. Prior to that, Mr. Kaufman worked for 19 years at Merrill Lynch, where he specialized in convertible and equity securities sales and trading. Mr. Kaufman earned a B.A. from Harvard University.

Gregory S. Hermanski	Osterweis Fund (Co-Lead Portfolio Manager since 2022, Portfolio Manager since 2008) Osterweis Growth & Income Fund (Co-Lead Portfolio Manager since 2022)	Mr. Gregory S. Hermanski serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined the Advisers as an Assistant Portfolio Manager/Analyst in 2002. Mr. Hermanski previously served as a portfolio manager of the Osterweis Strategic Income Fund. Prior to working at the Advisers, Mr. Hermanski served as a Vice President at Robertson, Stephens and Co. from August 2000 to May 2002, where he was in charge of convertible bond research. He also served as a Research Analyst at Imperial Capital, LLC from April 1998 to April 2000, and as a Valuation Consultant from August 1995 to March 1998. Mr. Hermanski earned a B.A. from the University of California, Los Angeles.
Bradley M. Kane	Osterweis Strategic Income Fund (Assistant Portfolio Manager since 2013, Portfolio Manager since 2017)	Mr. Bradley M. Kane serves as Vice President and Portfolio Manager for Osterweis Capital Management Inc. and Osterweis Capital Management, LLC. Prior to joining the Advisers in 2013, he was a Portfolio Manager and analyst at Newfleet Asset Management from 2002 to 2012, where he managed both high yield and leveraged loan portfolios. Before that, he was a Vice President at GSC Partners from 2000 to 2002, focusing on management of high yield and collateralized debt obligations. Earlier in his career, he managed high yield assets as a Vice President at Mitchell Hutchins Asset Management. Mr. Kane earned a B.S. from Lehigh University.
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Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Nael Fakhry	Osterweis Fund (Co-Lead Portfolio Manager since 2022, Portfolio Manager since 2014) Osterweis Growth & Income Fund (Co-Lead Portfolio Manager since 2022)	Mr. Nael Fakhry serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined the Advisers as an Analyst in 2011. Prior to joining the Advisers, Mr. Fakhry was an Associate at American Securities, a private equity firm, from 2006 to 2009, and an Analyst in the investment banking division of Morgan Stanley from 2004 to 2006. He attended business school from 2009 to 2011. Mr. Fakhry earned a B.A. from Stanford University and an M.B.A. from the University of California Berkeley, Walter A. Haas School of Business.
James L. Callinan	Osterweis Opportunity Fund (Portfolio Manager since 2012)	Mr. James L. Callinan serves as Vice President and Chief Investment Officer - Emerging Growth of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. Prior to joining the Advisers, Mr. Callinan was the CEO of Callinan Asset Management and Portfolio Manager of the Emerging Growth Partners, LP from 2012 to 2016. Before that, he was Co-Founder & Chief Investment Officer at RS Investments and founded the RS Concentrated Small Cap Growth investment strategy. He also co-founded the RS Growth Group LLC at Robertson Stephens Investment Management in 1996 and managed the RS Emerging Growth Fund from 1996 until 2010. Mr. Callinan earned a B.A. from Harvard College, an M.S. from New York University and an M.B.A. from Harvard Business School.
Craig Manchuck	Osterweis Strategic Income Fund (Portfolio Manager since 2017)	Mr. Craig Manchuck serves as a Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. Prior to joining the Advisers in 2017, Mr. Manchuck was a Managing Director of Fixed Income at Stifel Nicolaus from 2013 to 2016 and Knight Capital from 2008-2013, where he was responsible for sales and origination of high yield bonds, leveraged loans and post reorg equities. Prior to that from 2000 to 2008, Mr. Manchuck was the Executive Director for Convertible Securities and then High Yield/Distressed Securities at UBS. He has previous experience in Convertible Securities Sales at Donaldson, Lufkin & Jenrette, SBC Warburg and Merrill Lynch. Mr. Manchuck has a B.S. in Finance from Lehigh University, MBA from NYU Stern School of Business.
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Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
John Sheehan	Osterweis Strategic Income Fund (Portfolio Manager since 2024)	Mr. John P. Sheehan serves as a Vice President & Portfolio Manager of Osterweis Capital Management Inc. and Osterweis Capital Management, LLC. Prior to joining the Advisers in 2018, he was a Managing Director at Citigroup responsible for West Coast Investment Grade Sales from 2010-2016 and was the Head of Investment Grade Syndicate from 1994-2010. Mr. Sheehan earned a B.A. from Georgetown University.
Bryan Wong	Osterweis Opportunity Fund (Portfolio Manager since December 2021)	Mr. Bryan Wong serves as a Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined the Advisers as a Research Associate for the Core Equity team in 2014. In 2015 he was promoted to Analyst. Mr. Wong transitioned to the Osterweis Emerging Growth team in 2017. Prior to working at the Advisers, he was a member of the investment team managing the endowment of the David and Lucile Packard Foundation. Mr. Wong earned a B.A. from Yale University and M.B.A. from the University of California Berkeley, Haas School of Business.
Matt Unger	Osterweis Opportunity Fund (Portfolio Manager since December 2021)	Mr. Matthew Unger serves as a Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined the Advisers as an Analyst in 2016. Prior to working at the Advisers, he spent three years at RS Investments as a Research Associate covering small-cap growth companies in the medical technology and industrial sectors. Mr. Unger earned a B.S. from Trinity University and an M.B.A. from Southern Methodist University, Cox School of Business.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of a Fund are sold at net asset value per share (“NAV”). The NAV is determined by dividing the value of a Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily. A Fund’s share price is normally calculated as of the close of regular trading (generally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in good order (as described below under “How to Purchase Shares”) by U.S. Bank Global Fund Services, the Funds’ transfer agent (“Transfer Agent”), or an authorized financial intermediary by the close of regular trading will be processed at that day’s NAV. Transaction orders received after that time will receive the next day’s NAV. A Fund’s NAV, however, may be calculated earlier if trading on the NYSE or other primary markets or exchanges is halted, restricted or as permitted by the SEC. The Funds do not process
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shareholder transactions or determine the NAV of their shares on weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in their portfolio securities on such days to materially affect the NAV per share). In certain cases, fair value determinations may be made as described below under procedures as adopted by the Board.

Fair Value Pricing

Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by a Fund that occur when regular trading on a foreign exchange is closed but trading on the NYSE remains open. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight. Fair value determinations are then made in good faith in accordance with procedures adopted by the Adviser. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. The net asset value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, a Fund may adjust its fair valuation procedures.

How to Purchase Shares

To open an account for any of the Funds, you must make a minimum initial investment as indicated below.

Minimum Investments

	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$100
Automatic Investment Plan	$5,000	$100
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$100

Shares are purchased at the NAV next determined after the Transfer Agent receives your order in good order. “Good order” means your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to “Name of Appropriate Fund.” You may purchase shares by completing an account application. Your order will not be accepted until the completed account application is received by the Transfer Agent. Each initial purchase must be preceded by or accompanied by a completed account application. All investments must be made in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. In addition, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Fund shares. The Funds are unable to accept post-dated checks or any conditional order or payment. If your payment is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Funds as a result. The Funds do not issue share certificates. The Funds reserve the right to reject any purchase in whole or in part. These minimums can be waived for intermediaries that allocate their clients to one or more of the Funds via model portfolios. These minimums can also be changed or waived by the Advisers at any time (or in certain cases, Trust Officers).

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Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. If a shareholder no longer resides in the United States, he or she may be subject to additional annual service fees.

USA PATRIOT Act

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you must supply the Funds your full name, date of birth, social security number and permanent street address to assist the Funds in verifying your identity. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If a Fund does not have a reasonable belief of the identity of a prospective shareholder, the account application will be rejected or the individual/entity will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s net asset value.

By Mail. Initial Investment. If you are making an initial investment in the Funds, and wish to purchase shares by mail, simply complete and sign the account application and mail it with a check made payable to “Osterweis Funds, [Name of Fund]” to:

Regular Mail Osterweis Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Osterweis Funds c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Subsequent Investment. If you are making a subsequent purchase, detach the Invest by Mail form that is attached to the confirmation statement you will receive after each transaction and mail it with a check made payable to “Osterweis Funds, [Name of Fund]” in the envelope provided with your statement or to the address noted above. You should write your account number on the check. If you do not have the Invest by Mail form from an investment confirmation, include your name, address and account number on a separate piece of paper.

By Wire. Initial Investment. If you are making your initial investment in the Funds, before you wire funds, please call the Transfer Agent at (866) 236-0050 to make arrangements with a telephone service representative to submit your completed account application via mail, overnight delivery or facsimile. Upon receipt of your completed account application, the Transfer Agent will
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establish an account for you and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at (866) 236-0050.

Once your account has been established, you may instruct your bank to initiate the wire using the instructions you were given. Prior to sending the wire, please call the Transfer Agent at (866) 236-0050 to advise of your wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund you are purchasing, your name and account number so that your wire can be correctly applied.

Subsequent Investment. If you are making a subsequent purchase, your bank should wire funds as indicated below. Before each wire purchase, please call the Transfer Agent at (866) 236-0050 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to the Fund.

Your bank should transmit funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA Routing #075000022
Credit: U.S. Bancorp Fund Services, LLC
DDA #112-952-137
Further Credit:     Osterweis Funds, [Name of Fund]
(shareholder name and account number)

Wired funds must be received prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time, to be eligible for same day pricing. Neither the Funds nor U.S. Bank N.A., the Funds’ custodian, is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Transfer Agent at (866) 236-0050.

By Telephone. Subsequent Investment. After your account has been established for seven (7) business days, investors may purchase additional shares of a Fund, by calling the Transfer Agent at (866) 236-0050. You are automatically granted telephone purchase privileges unless you decline this privilege on the account application. Telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Each telephone purchase order must be a minimum of $100. Your shares will be purchased at the NAV calculated on the day of your purchase order, provided that your order is received prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time. For security reasons, requests by telephone may be recorded.

By Internet. Initial Investment. Go to www.osterweis.com and from the “MUTUAL FUNDS” drop down, choose “Applications & Forms” and then click on the “Create An Account Online” button. To open an account, you will need to provide your social security number, your bank’s ABA (American Bank Association) number, your bank account number, your mailing address, your residential address and your email address. Online account opening can be suspended at any time.

Through the Internet. Subsequent Investment. After your account is established, you may set up a personal identification number (“PIN”) by visiting www.osterweis.com and clicking on the mutual funds login link. This will enable you to purchase shares by having the purchase amount deducted from the bank account on record with the Transfer Agent by electronic funds transfer via the ACH network. Please make sure that your fund account is set up with bank account instructions and that your bank is an ACH member. You will have the option of setting up
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an Internet account unless you decline the telephone purchase privileges on the account application.

Through a Financial Intermediary. You may buy shares of a Fund through certain brokers and their agents that have made arrangements with the Funds and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”). Financial Intermediaries may have different investment minimum requirements than those outlined in this prospectus. Additionally, Financial Intermediaries may aggregate several customer accounts to accumulate the requisite investment minimum. Please consult your Financial Intermediary for their account policies. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. When you place your order with such Financial Intermediaries, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by a Fund. The Financial Intermediary holds your shares in an omnibus account in the Financial Intermediary’s name, and the Financial Intermediary maintains your individual ownership records. A Fund may pay the Financial Intermediary for maintaining these records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial Intermediaries are responsible for processing your order correctly and promptly with each Fund, forwarding payment promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ prospectus. If you transmit your order to these Financial Intermediaries before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at a Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Automatic Investment Plan. For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under the AIP, after your initial minimum investment, you authorize a Fund to withdraw automatically from your personal checking or savings account, on a monthly or quarterly basis, the amount that you wish to invest, with a minimum investment of $100. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. If you wish to enroll in the AIP, please complete the “Automatic Investment Plan” section in the account application or call the Transfer Agent at (866) 236-0050 for instructions. A Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at least five days prior to the effective date of the next transaction. A fee will be charged if your bank does not honor the AIP draft for any reason.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call the Transfer Agent at (866) 236-0050 for additional information regarding the Funds’ AIP.

Retirement Plans. You may invest in the Funds by establishing a tax-sheltered IRA. The Funds each offer Traditional, Roth, SIMPLE and SEP-IRAs. For details concerning retirement accounts (including service fees), please call the Transfer Agent at (866) 236-0050. If you wish to open a Section 403(b) or other retirement plan, please contact your plan administrator.

How to Sell Shares

In general, orders to sell or “redeem” your Fund shares may be placed either directly with the Transfer Agent or with your Financial Intermediary. You may redeem part or all of your shares at the next determined NAV after a Fund receives your order. You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing
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NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

By Mail. You may redeem your shares by sending a written request to the Funds or the Transfer Agent. Please provide the name of the Fund, your account number and state the number of shares or dollar amount you would like redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration and should include signature guarantee(s), if applicable. Redemption requests will not become effective until all documents have been received in good order by the Funds or the Transfer Agent. “Good order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization). Shareholders should contact the Funds or the Transfer Agent for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Redemption requests in writing should be sent to:

Regular Mail Osterweis Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Osterweis Funds c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

NOTE:    The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Redemption proceeds will be sent on the next business day by check to the address that appears on the Transfer Agent’s records, by electronic funds transfer or by federal wire.

By Telephone or Internet. Unless you decline the “Telephone Redemption Privileges” portion of the account application, for non-retirement accounts you can also redeem shares by calling the Transfer Agent at (866) 236-0050 or through the Internet before the close of trading on the NYSE, by 4:00 p.m., Eastern time. You may redeem your shares and have proceeds sent by check to your address of record, by electronic funds transfer via the ACH network to a properly authorized bank account or sent by federal wire to your designated bank account. There is no charge to have proceeds sent by electronic funds transfer. However, proceeds usually arrive at your bank two days after we process your redemption. In the case of complete redemptions or partial share-specific redemptions, a wire fee of $15.00 will be deducted from your redemption proceeds. In the case of partial dollar-specific redemptions, a wire fee of $15.00 will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 calendar days before the redemption request, you wish to redeem shares in excess of $100,000 or you have a retirement account. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. You may make your redemption request in writing.

In order to redeem your shares through the Internet, your account number and PIN are required. Redemption proceeds will only be sent by check to a shareholder’s address of record or via
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electronic funds transfer through the ACH network or federal wire to the bank account shown on the Transfer Agent’s records.

Prior to executing instructions received to redeem shares by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Once a telephone or Internet transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The Funds may terminate or modify these privileges at any time upon at least 60 days’ written notice to shareholders.

Through a Financial Intermediary. You may redeem Fund shares through your Financial Intermediary. Redemptions made through a Financial Intermediary may be subject to procedures established by that institution. Your Financial Intermediary is responsible for sending your order to a Fund and for crediting your account with the proceeds. Orders will be processed at the NAV next effective after receipt of the order by your Financial Intermediary. Please keep in mind that your Financial Intermediary may charge additional fees for its services.

Systematic Withdrawal Program

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program (“SWP”). Under the SWP, shareholders or their Financial Intermediaries may request that a predetermined amount be sent to them on a monthly or quarterly basis. To participate in the SWP, your account must have Fund shares with a value of at least $5,000, and the minimum amount that may be withdrawn each month or quarter is $100. If you elect this method of redemption, a Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The SWP may be terminated or modified by the Funds at any time. Any shareholder request to change or terminate a SWP should be communicated in writing or by telephone to the Transfer Agent no later than five calendar days prior to the next scheduled withdrawal.

A withdrawal under the SWP involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. For information on establishing a SWP, please call the Transfer Agent at (866) 236-0050.

Exchange Privilege

Shareholders of record, including financial institutions and intermediaries, may exchange shares of a Fund for shares of the other Fund by calling the Transfer Agent at (866) 236-0050 on any day the NYSE is open. In addition, you may also exchange all or a portion of your shares in a Fund for Class A shares of the First American Government Obligations Fund ("First American Fund"). The shareholders of the First American Fund may also exchange their shares in the First American Fund for shares in one or more of the Funds. The minimum initial exchange amount into the First American Fund is $1,000. Once a Fund receives and accepts an exchange request, the purchase or redemption of shares will be effected at the Fund’s next determined NAV. This exchange privilege may be terminated or modified by a Fund at any time upon a 60-day notice to shareholders. Internet exchange privileges automatically apply to each shareholder who holds telephone exchange privileges. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise.

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Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another; as a result, an exchange is a taxable transaction on which short-term or long-term capital gain or loss generally will be recognized. An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV. The Funds reserve the right to refuse any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in, or has a history of, excessive trading (usually defined as more than four transactions out of a Fund within a calendar year). Before exchanging into any Fund or the First American Fund, you should read its current prospectus. To obtain the First American Fund prospectus and the necessary exchange authorization forms, call the Transfer Agent at (866) 236-0050. This exchange privilege does not constitute an offer or recommendation on the part of any Fund or the Adviser of an investment in any Fund or in the First American Fund.

Per the agreement entered into by the Adviser with respect to the First American Fund, the administrator of the First American Fund or its affiliate may offset certain operating expenses of the Funds with the shareholder servicing fees it would normally pay the Adviser. Such fees are for services of an administrative and clerical nature provided to the First American Fund with respect to shareholders in the Funds that exchange their shares for shares in the First American Fund. The Adviser could benefit from such payment to the Funds to the extent the fees reduce the amount the Adviser would have to reimburse the Funds pursuant to the Operating Expenses Limitation Agreement. The benefit of such fees could create a conflict of interest for the Adviser. However, this risk is mitigated by ensuring that the Adviser makes no recommendations regarding any investments in First American Fund, and it is making no such recommendation herein, and by ensuring that the Adviser does not receive any compensation for performing any distribution-related activities of the First American Fund.

Because excessive trading can hurt a Fund’s performance and shareholders, the Funds reserve the right to, without notice, temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict any exchange that would not be, in the judgment of the Funds, in the best interest of a Fund or its shareholders.

ACCOUNT AND TRANSACTION POLICIES

Payment of Redemption Proceeds

The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of a Fund. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests or when the sale of portfolio securities is not sufficient to meet redemption requests, a Fund will typically borrow money through the Fund’s line of credit. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds reserve the right to pay redemption proceeds to you in whole or in part through a redemption in-kind as described under “Redemption In-Kind” below. Redemptions in-kind may be used to meet redemption requests that are a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on a Fund and its remaining shareholders. Redemptions in-kind may be used regularly in such circumstances and may also be used in stressed market conditions.

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Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Furthermore, there are certain times when you may be unable to sell a Fund’s shares or receive proceeds. Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Redemption requests will normally be sent to the address of record, unless otherwise requested. A Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or bank instructions not previously established on the account, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

Low Balance Accounts

A Fund may redeem the shares in your account if the value of your account is less than $1,500 as a result of redemptions you have made. This does not apply to Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (“UGMA/UTMA”) accounts or retirement plan accounts. You will be notified that the value of your account is less than $1,500 before a Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,500 before a Fund takes any action.

Redemption In-Kind

Each Fund reserves the right, at its discretion, to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”). If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is a taxable event for you.

Signature Guarantees

A signature guarantee may be required for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized transactions. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Stamp (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•Any request to change ownership on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days;
•For all redemptions in excess of $100,000 from any shareholder account.
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In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances. The Adviser also reserves the right to waive the signature guarantee requirement based upon the circumstances.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Verification Program member or other acceptable form of authentication from a financial institution source.

Householding

In an effort to conserve resources, the Funds intend to reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts. Call (866) 236-0050 to request individual copies of documents; if your shares are held through a Financial Intermediary, please contact them directly. The Funds will begin sending individual copies 30 days after receiving your request to stop householding. This policy does not apply to account statements.

Unclaimed Property/Lost Shareholder

It is important that each Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, a Fund will attempt to locate the investor or rightful owner of the account. If a Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Each Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at (866) 236‑0050 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notification that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent transactions and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders. The Board has adopted a policy regarding excessive trading. The Fund discourages excessive, short-term trading and other abusive trading practices. The Funds may use a variety of techniques to detect and discourage abusive trading practices. These steps may include, among other things, monitoring trading activity and using fair value pricing, under procedures as adopted by the Advisers, when the Advisers determine current market prices are not readily available. As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to each Fund and its shareholders, the Funds reserve the right, in their sole discretion, to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Funds) and without prior notice. Each Fund may decide to restrict purchase and sale activity in its
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shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect each Fund’s performance or whether the shareholder has conducted four round trip transactions within a 12-month period. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests. Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since each Fund receives purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. However, the Funds will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, each Fund has entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to each Fund, at a Fund’s request, certain information relating to its customers investing in the Funds through non-disclosed or omnibus accounts. Each Fund will use this information to attempt to identify abusive trading practices. Financial Intermediaries are contractually required to follow any instructions from a Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of a Fund’s policies. However, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

SERVICE FEES

The Funds may pay service fees to Financial Intermediaries, including affiliates of the Advisers, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Funds have policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for the following non-distribution activities: sub-transfer agent, administrative, and other shareholder servicing services.

Each Fund’s Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediary. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to the Funds’ shareholders. Each Fund’s Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

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DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and distributions from net profits from the sale of securities are distributed at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

The Osterweis Fund and the Osterweis Opportunity Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Osterweis Strategic Income Fund and the Osterweis Growth & Income Fund will pay dividends at least quarterly and distribute capital gains, if any, at least annually, typically in December. A Fund may make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 in December. The Funds may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in additional Fund shares unless you choose to receive dividends and/or capital gains in cash. Distributions will be taxable whether received in cash or reinvested in additional shares. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution, or call the Transfer Agent at (866) 236-0050. If you elect to receive distributions and/or capital gains paid in cash and the U.S. Postal Service cannot deliver your check or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Funds’ then current NAV and to reinvest all subsequent distributions. A dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes.

TAX CONSEQUENCES

Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI. One of these requirements is the asset diversification test. Under this test, there is a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of each Fund’s total assets be invested in the securities of one or more qualified publicly traded partnerships, which include qualified MLPs. If a Fund’s qualified MLP investments exceed this 25% limitation, then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC unless a cure provision applies. If, in any year, a Fund fails to qualify as a RIC, the Fund would be taxed as an ordinary corporation.

The Funds intend to make distributions of ordinary income and capital gains. In general, Fund distributions are taxable to you (unless your investment is through an unleveraged qualified retirement plan), as either ordinary income or capital gains. Dividends are taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares. A portion of the ordinary income dividends paid to you by the Funds may be qualified dividends currently eligible for taxation at long-term capital gain rates. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes income derived from MLP investments. There is currently no mechanism for the Funds, to the extent that the Funds invest in MLPs, to pass through to non-corporate shareholders the character of income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction.
55

Each year, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in October, November or December but paid in the following January to shareholders of record on a specified date in such a month are taxable as if they were paid in the prior December.

Sale or exchange of your Fund shares is considered a taxable event for you. Depending on the purchase and sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Funds must withhold a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.

Non-corporate shareholders whose adjusted gross income for a year exceeds $200,000 for single filers or $250,000 for married joint filers generally are subject to a Medicare surtax of 3.8% on net investment income, which includes dividends and capital gains from the Fund.

Additional information related to the tax consequences of an investment in the Funds can be found in the Statement of Additional Information. Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local, or foreign tax consequences of an investment in the Funds.

SHAREHOLDER DERIVATIVE ACTIONS

The governing instruments of the Funds state that shareholders have power to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders.

The Trust’s Declaration of Trust provides that the Business Litigation Section of the Superior Court of the Commonwealth of Massachusetts sitting in Suffolk County, Massachusetts shall be the exclusive forum in which certain types of litigation may be brought. Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of this provision, and (ii) deemed to have waived any argument relating to the inconvenience of the judicial forum referenced above in connection with any action or proceeding described in provision. This provision does not apply to federal security law claims.
56

INDEX DESCRIPTIONS

The Standard & Poor’s 500® (“S&P 500®”) Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index that is widely regarded as the standard for measuring U.S. investment grade bond market performance. The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing.

The Russell 2000 Growth Index is a market capitalization weighted index representing the small cap growth segment of U.S. equities.

Index returns reflect the reinvestment of dividends and/or interest. Direct investment in an index is not possible.

Source for any Bloomberg index is Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg owns all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

57

FINANCIAL HIGHLIGHTS

The following tables show the financial performance of the Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Growth & Income Fund, and the Osterweis Opportunity Fund (formerly Osterweis Emerging Opportunity Fund) for the stated periods. The Funds’ information has been audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm. Their report and the Funds’ financial statements are included in the Funds’ most recent Annual Report to shareholders.

OSTERWEIS FUND

For a capital share outstanding throughout each year
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$16.99	$20.36	$21.34	$14.68	$16.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.07	0.06	(0.02)	0.03	0.04
Net realized and unrealized gain (loss) on investments	4.42	(2.18)	1.33	7.75	(0.31)
Total from investment operations	4.49	(2.12)	1.31	7.78	(0.27)

LESS DISTRIBUTIONS:
From net investment income	(0.12)	—	(0.19)	(0.10)	(0.07)
From net realized gain	(0.64)	(1.25)	(2.10)	(1.02)	(1.23)
Total distributions	(0.76)	(1.25)	(2.29)	(1.12)	(1.30)
Net asset value, end of year	$20.72	$16.99	$20.36	$21.34	$14.68
Total return	26.94%	(10.12)%	5.49%	53.48%	(2.88)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$157.5	$139.7	$177.0	$168.9	$110.8
Portfolio turnover rate	22%	54%	38%	37%	35%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.93%	0.92%	0.96%	1.19%	1.19%
After fees/expenses waived or recouped	0.95%	0.95%	0.95%	0.95%	0.95%

RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.39%	0.39%	(0.08)%	(0.08)%	(0.02)%
After fees/expenses waived or recouped	0.37%	0.36%	(0.07)%	0.16%	0.22%

1.Calculated based on average shares outstanding during the period.

58

OSTERWEIS STRATEGIC INCOME FUND

For a capital share outstanding throughout each year
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$10.46	$11.15	$11.37	$9.97	$11.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.63	0.50	0.47	0.45	0.47
Net realized and unrealized gain (loss) on investments	0.60	(0.68)	(0.22)	1.40	(1.06)
Total from investment operations	1.23	(0.18)	0.25	1.85	(0.59)

LESS DISTRIBUTIONS:
From net investment income	(0.63)	(0.51)	(0.47)	(0.45)	(0.49)
Total distributions	(0.63)	(0.51)	(0.47)	(0.45)	(0.49)
Net asset value, end of year	$11.06	$10.46	$11.15	$11.37	$9.97
Total return	12.10%	(1.49)%	2.13%	18.73%	(5.63)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$5,356.3	$4,693.1	$5,390.1	$5,203.9	$3,995.6
Portfolio turnover rate	24%	10%	49%	60%	40%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.86%	0.85%	0.84%	0.86%	0.86%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	5.91%	4.74%	4.10%	4.14%	4.32%

1.Calculated based on average shares outstanding during the period.
59

OSTERWEIS GROWTH & INCOME FUND

For a capital share outstanding throughout each year
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$15.22	$17.89	$17.98	$13.02	$14.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.44	0.33	0.27	0.23	0.23
Net realized and unrealized gain (loss) on investments	2.18	(1.68)	1.10	5.35	(0.96)
Total from investment operations	2.62	(1.35)	1.37	5.58	(0.73)

LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.31)	(0.54)	(0.11)	(0.18)
From net realized gain	(0.23)	(1.01)	(0.92)	(0.51)	(0.37)
Total distributions	(0.67)	(1.32)	(1.46)	(0.62)	(0.55)
Net asset value, end of year	$17.17	$15.22	$17.89	$17.98	$13.02
Total return	17.60%	(7.33)%	7.46%	(43.15)%	(5.67)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$174.6	$151.9	$171.0	$157.3	$110.0
Portfolio turnover rate	32%	33%	34%	51%	51%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.91%	0.93%	0.97%	1.19%	1.20%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	2.78%	2.07%	1.44%	1.44%	1.57%

1.Calculated based on average shares outstanding during the period.

60

OSTERWEIS OPPORTUNITY FUND (formerly Osterweis Emerging Opportunity Fund)

For a capital share outstanding throughout each year
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$12.62	$14.04	$19.99	$10.48	$12.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.06)	(0.07)	(0.19)	(0.18)	(0.10)
Net realized and unrealized gain (loss) on investments	3.38	(1.35)	(2.08)	11.81	(0.70)
Total from investment operations	3.32	(1.42)	(2.27)	11.63	(0.80)

LESS DISTRIBUTIONS:
From net realized gain	—	—	(3.68)	(2.12)	(0.78)
Total distributions	—	—	(3.68)	(2.12)	(0.78)
Net asset value, end of year	$15.94	$12.62	$14.04	$19.99	$10.48
Total return	26.31%	(10.18)%	(14.14)%	111.27%	(7.60)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$264.3	$198.0	$194.2	$231.7	$90.2
Portfolio turnover rate	110%	124%	133%	111%	213%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.18%	1.22%	1.17%	1.19%	1.24%
After fees/expenses waived or recouped	1.10%	1.10%	1.10%	1.10%	1.13%[2]

RATIOS OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(0.53)%	(0.70)%	(1.05)%	(1.08)%	(0.88)%
After fees/expenses waived or recouped	(0.45)%	(0.58)%	(0.98)%	(0.99)%	(0.77)%[2]

1. Calculated based on average shares outstanding during the period.
2. Effective June 30, 2019 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.10% of average net assets. Prior to June 30, 2019, Fund expenses were limited to 1.25% of average net assets.

61

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;
•Information you give us orally; and
•Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

PN-1

Investment Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Distributor
QUASAR DISTRIBUTORS, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian
U.S. BANK NATIONAL ASSOCIATION
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANK GLOBAL FUND SERVICES
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 236-0050

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Growth & Income Fund	OSTVX	74316J771
Osterweis Opportunity Fund	OSTGX	74316P744

OSTERWEIS FUND
OSTERWEIS STRATEGIC INCOME FUND
OSTERWEIS GROWTH & INCOME FUND
OSTERWEIS OPPORTUNITY FUND
(formerly Osterweis Emerging Opportunity Fund)

Investors may find more information about the Funds in the following documents:

Statement of Additional Information (“SAI”): The Funds’ SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year/period. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

You can obtain free copies of these documents, request other information or make general inquiries about the Funds by contacting the Funds at:

Osterweis Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: (866) 236-0050 toll-free

Shareholder reports and other information about the Funds are also available:

•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•Free of charge from the Funds’ web site at www.osterweis.com; or
•For a fee, by e-mail request to publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-05037.)

STATEMENT OF ADDITIONAL INFORMATION
June 30, 2024
OSTERWEIS FUND – OSTFX
OSTERWEIS STRATEGIC INCOME FUND – OSTIX
OSTERWEIS GROWTH & INCOME FUND – OSTVX
OSTERWEIS OPPORTUNITY FUND – OSTGX
(formerly Osterweis Emerging Opportunity Fund)

One Maritime Plaza, Suite 800
San Francisco, California 94111
(866) 236-0050 toll free

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated June 30, 2024, as may be revised, of the Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Growth & Income Fund, and the Osterweis Opportunity Fund (formerly Osterweis Emerging Opportunity Fund) (each a “Fund,” collectively, the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”). Osterweis Capital Management, Inc. is the investment adviser to the Osterweis Fund, and Osterweis Capital Management, LLC is the investment adviser to the Osterweis Strategic Income Fund, the Osterweis Growth & Income Fund, and the Osterweis Opportunity Fund (formerly Osterweis Emerging Opportunity Fund). Each investment adviser will be referred to in this SAI as an “Adviser” or together as the “Advisers.” A copy of the Prospectus is available by calling the number listed above.

The Funds’ most recent Annual Report to shareholders is available, without charge, upon request by calling the number listed above. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference to the Funds’ Annual Report dated March 31, 2024, as filed with the U.S. Securities and Exchange Commission (“SEC”).

THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987 and is registered with the SEC as an open-end management investment company. Prior to May 1991, the Trust was known as the Avondale Investment Trust. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Funds.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds’ assets for any shareholder held personally liable for obligations of the Funds or the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Funds themselves are unable to meet their obligations.

The Osterweis Fund commenced operations on October 1, 1993. The Osterweis Strategic Income Fund commenced operations on August 30, 2002. The Osterweis Growth & Income Fund (formerly, Strategic Investment Fund) commenced operations on August 31, 2010. The Osterweis Opportunity Fund (formerly, Osterweis Emerging Opportunity Fund) commenced operations on November 30, 2016. Prior to that, the Fund operated as a partnership called the Emerging Growth Partners, L.P. from October 1, 2012 when Callinan Asset Management, LLC became the general partner.

The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust. The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT POLICIES AND RISKS

The Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Growth & Income Fund, and the Osterweis Opportunity Fund (formerly Osterweis Emerging Opportunity Fund) are diversified, which means that for 75% of each Fund’s total assets, the Fund may not invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the outstanding voting shares of a single issuer. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, a fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal securities laws.

The following information supplements the discussion of each Fund’s investment objective and policies as set forth in its Prospectus. The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions, pandemics, epidemics, and other similar circumstances in one or more countries or regions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Equity Securities

The Funds may invest in equity securities consistent with each Fund’s investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-sized companies, it will be exposed to the risks of small- and medium-sized companies. Such companies have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Larger more established companies, on the other hand, may be unable to respond as quickly as small- or medium-sized companies to new competitive challenges, such as changes in technology and consumer tastes. As a result, they may not be able to attain the high growth rate that successful smaller companies enjoy, especially during extended periods of economic expansion.

Common Stock

A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to a Fund as a holder of that company’s common stock. It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

Preferred Stock

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities

The Funds may invest in convertible securities. Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Warrants

The Funds may invest in warrants. A warrant, which is issued by the underlying issuer, gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach, or have reasonable prospects of reaching, a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Repurchase Agreements

The Funds may enter into repurchase agreements with respect to their portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act. The Funds may enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities would generally have longer maturities. The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

Reverse Repurchase Agreements

    Although the Funds have no current intention to do so, the Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date and interest payment. A Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of such Fund’s obligation under the agreement, including accrued interest, in a segregated account with the Funds’ custodian. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.

The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case. Conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will seek to enter reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Rule 18f-4 under the 1940 Act (“Rule 18f-4”) permits a Fund to enter into reverse repurchase agreements, provided that the Fund treats the reverse repurchase agreements as either (1) borrowings subject to the asset coverage requirements under the 1940 Act (see “Borrowing” below) or (2) derivatives transactions under Rule 18f-4 (see “Regulation of Derivatives and Certain Other Transactions” below).

Borrowing

Currently, the 1940 Act permits a Fund to borrow money from banks in amounts of up to one-third of the Fund’s total assets (including the amount borrowed). To the extent permitted by the 1940 Act, or the rules and regulations thereunder, a Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as the clearance of portfolio transactions. To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Each Fund will reduce its borrowing amount within three days, if that Fund’s asset coverage falls below the amount required by the 1940 Act.

When-Issued Securities

The Funds may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for them take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to such Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, such Fund would earn no income; however, it is each Fund’s intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Funds do not believe that their net asset value or income will be adversely affected by their purchase of securities on a when-issued basis.

Rule 18f-4 under the 1940 Act permits the Funds to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4. See “Regulation of Derivatives and Certain Other Transactions” below.

Illiquid Investments and Restricted Securities

Pursuant to Rule 22e-4 under the 1940 Act (“Rule 22e-4”), a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that such a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limits are applied as of the date a Fund purchases an illiquid investment. It is possible that a Fund’s holding of illiquid investment could exceed the 15% limit, for example as a result of market developments or redemptions.

Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Trust’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when a Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

Fixed Income Securities

The Advisers may purchase fixed income securities and convertible bonds for each Fund’s portfolio (excluding the Osterweis Opportunity Fund) in pursuing its investment goal, even though equity securities are the primary focus of the Osterweis Fund. For the Osterweis Fund, the Adviser may prefer to purchase fixed income securities during times of high interest rates or when it believes that the outlook for the equity markets is sufficiently unsettled to warrant building yield into such Fund’s portfolio. For the Osterweis Strategic Income Fund, and the Osterweis Growth & Income Fund, the purchase of fixed income securities is part of the Fund’s principal investment strategy.

Fixed income securities include traditional debt securities issued by corporations, such as bonds and debentures, and debt securities that are convertible into common stock and interests. Fixed income securities eligible for purchase by the Osterweis Fund include investment grade corporate debt securities, those rated BBB- or better by S&P Global Ratings (“S&P®”) or Baa3 or better by Moody’s Investors Service©, Inc. (“Moody’s”).

The Osterweis Fund reserves the right to invest up to 40% of its assets, and the Osterweis Growth & Income Fund reserves the right to invest up to 100% of its fixed income assets in securities rated lower than BBB- by S&P® or lower than Baa3 by Moody’s (or, in either case, if unrated, deemed by the Adviser to be of comparable quality). Securities rated below investment grade may be considered to have speculative characteristics. As set forth in the Prospectus, the Osterweis Strategic Income Fund will invest in a wide range of fixed income securities, which may include up to 100% of its assets in obligations of any rating or maturity. Below investment grade securities generally offer a higher current yield than that available for higher grade securities. However, below investment grade securities involve higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

The market for lower-rated debt securities generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the lower-rated securities held by a Fund may decline proportionately more than a fund consisting of higher-rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by such Fund and increasing the exposure of that Fund to the risks of lower-rated securities.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. If a security’s rating is reduced while it is held by a Fund, the Adviser will consider whether such Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for debt securities are described in the Appendix.

Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities, and are negatively impacted to a greater extent by rising interest rates.

The Funds may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Funds may not receive any return on their investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Funds to recognize income and make distributions to shareholders before they receive any cash payments on its investment. To generate cash to satisfy distribution requirements, the Funds may have to sell portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Municipal Securities

The Funds (excluding the Osterweis Opportunity Fund) may invest in municipal securities. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from regular federal income tax. However, it is not anticipated that the Funds will be eligible to distribute exempt-interest dividends to shareholders.

Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, street and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and facilities. Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

The Funds’ investments may include, but are not limited to, the following types of municipal securities: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); and general obligation bonds secured by a municipality’s pledge of taxation. There are no restrictions on the maturity of municipal securities in which the Funds may invest. The Advisers will select municipal securities based upon their belief that those securities will produce current income consistent with prudent investment and the Funds’ investment objectives.

The Funds may also purchase municipal securities with variable interest rates. Variable interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates are adjusted on a periodic basis (i.e., every 30 days). Many variable rate municipal securities are subject to payment of principal on demand, usually in not more than seven days. If a variable rate municipal security does not have this demand feature, or the demand feature extends beyond seven days and the Advisers believe the security cannot be sold within seven days, the Advisers may consider the security to be illiquid. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed-income obligations. Many municipal securities with variable interest rates are subject to repayment of principal (usually within seven days) on demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

The financial institutions from which the Funds may purchase participation interests frequently provide, or secure from other financial institutions, irrevocable letters of credit or guarantees and give a Fund the right to demand payment on specified notice (normally within 30 days) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased. By purchasing participation interests, a Fund is buying a security meeting its quality requirements and is also receiving the tax-free benefits of the underlying securities.

Yields on municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. Any adverse economic conditions or developments affecting the states or municipalities could impact a Fund’s portfolio.

Mortgage-Backed and Asset-Backed Securities

The Funds (excluding the Osterweis Opportunity Fund) may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, home equity loans, leases of various types of real, personal and other property (including those relating to aircrafts, railcars, containers, or telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Funds may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

The residential mortgage market in the United States recently experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) have generally increased recently and may continue to increase in the future. A decline or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgages are sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which may adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae (“GNMA”) include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae (“FNMA”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac (“FHLMC”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Government-Sponsored Enterprises (“GSE”) Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE Credit risk transfer securities are notes issued directly by a GSE, such as Fannie Mae and Freddie Mac, and GSE credit-linked notes are notes issued by a special purpose vehicle (“SPV”) sponsored by a GSE. Investors in these notes provide credit protection for the applicable GSE’s mortgage-related securities guarantee obligations. In this regard, a noteholder receives compensation for providing credit protection to the GSE and, when a specified level of losses on the relevant mortgage loans occurs, the principal balance and certain payments owed to the noteholder may be reduced. In addition, noteholders may receive a return of principal prior to the stated maturity date reflecting prepayment on the underlying mortgage loans and in any other circumstances that may be set forth in the applicable loan agreement. The notes may be issued in different tranches representing the issuance of different levels of credit risk protection to the GSE on the underlying mortgage loans and the notes are not secured by the reference mortgage loans. There are important differences between the structure of GSE credit risk transfer securities and GSE credit-linked notes.

GSE Credit Risk Transfer Securities Structure. In this structure, the GSE receives the note sale proceeds. The GSE pays noteholders monthly interest payments and a return of principal on the stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans.

GSE Credit-Linked Notes Structure. In this structure, the SPV receives the note sale proceeds and the SPV’s obligations to the noteholder are collateralized by the note sale proceeds. The SPV invests the proceeds in cash or other short-term assets. The SPV also enters into a credit protection agreement with the GSE pursuant to which the GSE pays the SPV monthly premium payments and the SPV compensates the GSE for covered losses on the reference mortgage loans. The SPV pays noteholders monthly interest payments based on the premium payments paid by the GSE and the performance on the invested note sale proceeds. The noteholders also receive a return of principal on a stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans paid by the SPV or the GSE.

Collateralized Mortgage Obligations (CMOs), Real Estate Mortgage Investment Conduits (REMICs) and Multi-Class Pass-Throughs. Some mortgage-backed securities known as collateralized mortgage obligations (CMOs) are divided into multiple classes. Each of the classes is allocated a different share of the principal and/or interest payments received from the pool according to a different payment schedule depending on, among other factors, the seniority of a class relative to their classes. Other mortgage-backed securities such as real estate mortgage investment conduits (REMICs) are also divided into multiple classes with different rights to the interest and/or principal payments received on the pool of mortgages. A CMO or REMIC may designate the most junior of the securities it issues as a "residual" which will be entitled to any amounts remaining after all classes of shareholders (and any fees or expenses) have been paid in full. Some of the different rights may include different maturities, interest rates, payment schedules, and allocations of interest and/or principal payments on the underlying mortgage loans. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to REMICs and multi-class pass-through securities.

All the risks applicable to a traditional mortgage-backed security also apply to the CMO or REMIC taken as a whole, even though certain classes of the CMO or REMIC will be protected against a particular risk by subordinated classes. The risks associated with an investment in a particular CMO or REMIC class vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with mortgage-backed securities generally, be it credit risk, prepayment or extension risk, interest rate risk, income risk, market risk, illiquidity risk or any other risk associated with a debt or equity instrument with similar features to the relevant class. As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of mortgage-backed securities.

CMOs are generally required to maintain more collateral than REMICs to collateralize the CMOs being issued. Most REMICs are not subject to the same minimum collateralization requirements and may be permitted to issue the full value of their assets as securities, without reserving any amount as collateral. As a result, an investment in the subordinated classes of a REMIC may be riskier than an investment in equivalent classes of a CMO.

CMOs may be issued, guaranteed or sponsored by governmental entities or by private entities. Consequently, they involve risks similar to those of traditional mortgage-backed securities that have been issued, guaranteed or sponsored by such government and/or private entities. For example, the Fund is generally exposed to a greater risk of loss due to default when investing in CMOs that have not been issued, guaranteed or sponsored by a government entity.

CMOs are typically issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more classes of a CMO may have interest rates that reset periodically as ARMS do. These adjustable rate classes are known as "floating-rate CMOs" and are subject to most risks associated with ARMS. Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the interest rate. These caps, similar to the caps on ARMS, limit the Fund's potential to gain from rising interest rates and increasing the sensitivity of the CMO's price to interest rate changes while rates remain above the cap.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies.

CMOs involve risks including the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral, and risks resulting from the structure of the particular CMO transaction and the priority of the individual tranches. The prices of some CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may be less liquid than other types of mortgage-backed securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances. Yields on privately issued CMOs have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. government has not guaranteed them.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage (though certain asset-backed securities, such as ETCs and EETCs, may be structured such that there is a security interest in the underlying asset), asset-backed securities may present certain additional risks that are not commonly present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Similarly, ETCs and EETCs are often secured by different types of equipment (see “--Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs)”).

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would likely affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Funds may hold or in which they may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Funds and could cause a Fund’s NAV to decline, potentially significantly. Significant uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. Some IOs and POs are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and, thus, will not protect investors in all circumstances. The price of these securities typically is more volatile than that of coupon-bearing bonds of the same maturity.

Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor. In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a Fund.

Risks Related to GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE Credit risk transfer securities are general obligations issued by a GSE and are unguaranteed and unsecured. GSE Credit-linked notes are similar, except that the notes are issued by an SPV, rather than by a GSE, and the obligations of the SPV are collateralized by the note proceeds as invested by the SPV, which are invested in cash or short-term securities. Although both GSE credit risk transfer securities and GSE credit-linked notes are unguaranteed, obligations of an SPV are also not backstopped by the Department of Treasury or an obligation of a GSE.

The risks associated with these investments are different than the risks associated with an investment in mortgage-backed securities issued by GSEs or a private issuer. For example, in the event of a default on the obligations to noteholders, noteholders such as the Funds have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to noteholders. As a result, there can be no assurance that losses will not occur on an investment in GSE credit risk transfer securities or GSE credit-linked notes and Funds investing in these instruments may be exposed to the risk of loss on their investment. In addition, these investments are subject to prepayment risk.

In the case of GSE credit-linked notes, if a GSE fails to make a premium or other required payment to the SPV, the SPV may be unable to pay a noteholder the entire amount of interest or principal payable to the noteholder. In the event of a default on the obligations to noteholders, the SPV’s principal and interest payment obligations to noteholders will be subordinated to the SPV’s credit protection payment obligations to the GSE. Payment of such amounts to noteholders depends on the cash available in the trust from the loan proceeds and the GSE’s premium payments.

Any income earned by the SPV on investments of loan proceeds is expected to be less than the interest payments amounts to be paid to noteholders of the GSE credit-linked notes and interest payments to noteholders will be reduced if the GSE fails to make premium payments to the SPV. An SPV’s investment of loan proceeds may also be concentrated in the securities of a few number of issuers. A noteholder bears any investment losses on the allocable portion of the loan proceeds.

An SPV that issues GSE credit-linked notes may fall within the definition of a “commodity pool” under the Commodity Exchange Act. Certain GSEs are not registered as commodity pool operators in reliance on CFTC no-action relief, subject to certain conditions similar to those under CFTC Rule 4.13(a)(3), which respect to the operation of the SPV. If the GSE or SPV fails to comply with such conditions, noteholders that are investment vehicles, such as the Funds, may need to register as a CPO, which could cause such a Fund to incur increased costs.

Bank Obligations

A Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See the “Delayed Funding Loans and Revolving Credit Facilities,” “Loan Participations and Assignments” and “Variable and Floating Rate Securities” sections below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $250,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities of similar maturities which may be purchased by a Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets as illiquid for purposes of the Trust's limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see the “Loan Participations and Assignments” section. Participation interests in revolving credit facilities will be subject to the limitations discussed in the “Loan Participations and Assignments” section. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations and Assignments

A Fund may invest in floating rate senior loans of domestic or foreign borrowers (“Senior Loans”) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although a Fund may invest in Senior Loans that are not secured by any collateral.

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”), Euro Interbank Offered Rate (“EURIBOR”), Secured Overnight Financing Rate (“SOFR”) and other similar types of reference rates (each, a “Reference Rate”). Almost all settings of LIBOR have ceased to be published and, in connection with those rates, the Funds have transitioned to successor or alternative reference rates as necessary. However, the publication of certain other LIBORs (e.g., 3 month Sterling LIBOR and the month, 3 month, and 6 month USD LIBOR settings) will continue to be published on a temporary, synthetic and non-representative basis. In some instances, regulators have restricted new use of LIBORs prior to the date when synthetic LIBOR will cease to be published. This termination of LIBOR and any additional regulatory or market changes may have an adverse impact on a Fund’s investments, performance or financial condition. Until then, the Funds may continue to hold or acquire instruments that reference such rates due to favorable liquidity or pricing. For example, if LIBOR were 1.00% and the borrower were paying a fixed spread of 3.50%, the total interest rate paid by the borrower would be 4.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions or lending syndicates represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. The Manager will also monitor these aspects of a Fund’s investments and, where a Fund owns an assignment, will be directly involved with the agent and the other lenders regarding the exercise of credit remedies.

A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

The risks associated with Senior Loans are similar to the risks of “junk” securities. A Fund’s investments in Senior Loans are typically non-investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Fund’s net asset value (“NAV”) per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields.

Although Senior Loans in which a Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. A Fund may also invest in Senior Loans that are not secured.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which a Fund may invest. If a secondary market exists for certain of the Senior Loans in which a Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by a Fund may be adversely affected.

A Fund may have certain obligations in connection with a loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility. A Fund will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the loan that the Fund has obligated itself to make to the borrower, but that the borrower has not yet requested.

A Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan, it may receive a facility fee, and when it sells a loan, it may pay a facility fee. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan, or, in certain circumstances, a Fund may receive a prepayment penalty fee on the prepayment of a loan by a borrower.

A Fund is not subject to any restrictions with respect to the maturity of Senior Loans it holds, and Senior Loans usually will have rates of interest that are redetermined either daily, monthly, quarterly, semi-annually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. As short-term interest rates increase, interest payable to a Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to a Fund from its investments in Senior Loans should decrease. The amount of time required to pass before a Fund will realize the effects of changing short-term market interest rates on its portfolio will vary depending on the interest rate redetermination period of the Senior Loan.

A Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

A Fund’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. The participation interest and assignments in which a Fund intends to invest may not be rated by any nationally recognized rating service. A Fund may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments.

When a Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Some Funds limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see the “Investment Restrictions” section). For purposes of these limits, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer or more than 25% of its assets in a particular industry. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Investments in loan participations and assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Junior Loans. A Fund may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower. A Fund may purchase Junior Loan interests either in the form of an assignment or a loan participation (see discussion above about “Loan Participations and Assignments”).

Real Estate Investment Trusts (Osterweis Fund, Osterweis Growth & Income Fund)

Each Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs,” “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although each Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of a Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (floater) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.

The interest rate on a leveraged inverse floating rate debt instrument (inverse floater) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s limitations on investments in such securities.

A super floating rate collateralized mortgage obligation (super floater) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Agency Obligations

The Funds (except the Osterweis Opportunity Fund) may make short-term investments in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, FNMA,

Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because it is not obligated to do so by law.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed to be the Conservator of the FHLMC and the FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations.

Foreign Securities

The Osterweis Fund and the Osterweis Opportunity Fund, may invest up to 30% of their total assets in securities of foreign issuers, including depositary receipts. The Osterweis Growth & Income Fund may invest up to 50% of its net assets in foreign securities, including depository receipts. The Osterweis Strategic Income Fund may invest up to 100% in securities of foreign issuers that are either listed on a U.S. national securities exchange or traded on a U.S. over-the-counter market, including depositary receipts. The Advisers usually buy securities of leading foreign companies that have well recognized franchises and are selling at a discount to the securities of similar domestic businesses, but are not obligated to do so.

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Among the means through which the Funds may invest in foreign securities is the purchase of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European or other foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities. Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and a Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary and fiscal policies (such as the adoption of protectionist trade measures) possible foreign withholding taxes on dividends and interest payable to a Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, the Funds may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede a Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Dividends and interest payable on a Fund’s foreign securities may be subject to foreign withholding tax. The Funds may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in those countries that impose these taxes. Such taxes are not expected to be offset by credits or deductions available to shareholders in the Funds under U.S. tax law, and thus will likely reduce the net return to a Fund’s shareholders.

To the extent the Funds invest in securities denominated in foreign currencies, the Funds will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Funds to the risk of fluctuating currency exchange rates pending settlement.

Brexit Risk

    The United Kingdom formally left the European Union (“EU”) on January 31, 2020 (a measure commonly referred to as “Brexit”). Following the withdrawal, in December 2020, the United Kingdom and the EU entered into a new trading relationship. The agreement allows for continued trading free of tariffs, but institutes other new requirements for trading between the United Kingdom and the EU.  Even with a new trading relationship having been established, Brexit could continue to affect European or worldwide political, regulatory, economic, or market conditions. There is the possibility that there will continue to be considerable uncertainty about the potential impact of these developments on United Kingdom, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the United Kingdom, EU and globally, which may adversely affect the value of a Fund’s investments. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to the Fund, as there may be negative effects on the value and liquidity of the Fund’s investments and/or the Fund’s ability to enter into certain transactions.

Master Limited Partnerships (“MLPs”)

The Osterweis Fund and the Osterweis Growth & Income Fund may each invest up to 15% of their net assets in publicly traded MLPs. MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange. MLPs are required to pay out most or all of their earnings in distributions. Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price may be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are active borrowers and typically carry a portion of their debt in the form of “floating” rate debt. As such, a significant upward swing in interest rates would drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Options and Futures Transactions

Transactions in options on securities and on indices involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, such Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by such Fund, movements in the index may result in a loss to such Fund; such losses may be mitigated or exacerbated by changes in the value of a Fund’s securities during the period the option was outstanding.

Use of futures contracts and options thereon also involves certain risks. The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio positions of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of such Fund’s position. Also, futures and options markets may not be liquid in all circumstances and certain over the counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction at all or without incurring losses. Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and possibly income. A Fund may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy. The Funds will segregate liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover their obligations under options and futures contracts to avoid leveraging.

Forward Commitments and Dollar Rolls. The Funds may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if a Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if a Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Although the Funds will generally enter into forward commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts they have entered into, the Funds may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Funds may realize short-term profits or losses upon the sale of forward commitments.

The Funds may enter into TBA sale commitments to hedge their portfolio positions or to sell securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The Funds may enter into dollar roll transactions (generally using TBAs) in which they sell a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, a Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Funds would also be able to earn interest on the proceeds of the sale before they are reinvested. The Funds account for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase a Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.

Regulation of Derivatives and Certain Other Transactions

Rule 18f-4 under the 1940 Act permits a fund to enter into “derivatives transactions” and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. “Derivatives transactions” include: (1) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the Fund treats these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities and non-standard settlement cycle investments, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Under Rule 18f-4, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or it can decide to treat all such transactions as derivatives transactions.

Among other things, under Rule 18f-4, a Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Rule. A Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a Fund’s own portfolio absent derivatives holdings, as determined by such Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” In addition, among other requirements, Rule 18f-4 requires a Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding a Fund’s derivatives activities.

The Osterweis Fund, Osterweis Growth & Income Fund, Osterweis Opportunity Fund (formerly Osterweis Emerging Opportunity Fund), and the Osterweis Strategic Income Fund are prohibited from investing in derivatives, excluding certain currency and interest rate hedging transactions. This restriction is not fundamental and may be changed by a fund without a shareholder vote. If the Osterweis Fund,

Osterweis Growth & Income Fund, Osterweis Opportunity Fund (formerly Osterweis Emerging Opportunity Fund) and the Osterweis Strategic Income Fund do determine to invest in derivatives in the future, they will comply with Rule 18f-4 under the 1940 Act.

Exclusion from Definition of Commodity Pool Operator (all funds)

Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Advisers will take all necessary regulatory action, including filing a notice of exemption from registration as a “commodity pool operator” with respect to the Funds, prior to the execution of any transactions involving futures. Upon filing a notice of exemption, the Funds and the Advisers would not be subject to registration or regulation as a commodity pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Funds would be significantly limited in their ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).

Short-Term Investments

The Funds may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, the Funds also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase A-1, A-2 or A-3 by S&P®, “Prime-1,” “Prime-2” or “Prime-3” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Sector Emphasis

The Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Growth & Income Fund, and the Osterweis Opportunity Fund, each may, from time to time, have greater than 25% of its assets in one market sector (but not greater than 80% in any one market sector). To the extent that the Funds focus their investments in one or more sectors, they may be subject to the risks affecting that sector more than if they were a more broadly diversified fund. The Adviser’s judgment about which sectors offer the greatest potential for long-term financial reward may, and likely will, change over time. In fact, the Osterweis Strategic Income Fund, the Osterweis Growth & Income Fund and the Osterweis Opportunity Fund may focus their investments in any sector, depending on their investment strategy.

Health Care Sector Risk.
As of March 31, 2024, over 25% of the Osterweis Opportunity Fund’s assets were invested in securities of companies within the health care sector. The profitability of companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.

Information Technology Sector Risk.
As of March 31, 2024, over 25% of the Osterweis Fund’s assets were invested in the securities of companies within the information technology sector. Historically, over 25% of the Osterweis Opportunity Fund’s assets were invested in securities of companies within the information technology sector from time to time. The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation, and general economic conditions.

Other Investment Companies

The Funds may invest their assets in the securities of other registered investment companies, including money market mutual funds, subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”). Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Each Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company (other than money market funds) will be owned by a Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Funds in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule and/or an exemptive order obtained by the other registered investment companies that permits the Funds to invest those other registered investment companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Funds enter into an agreement with those other registered investment companies regarding the terms of the investment.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by a Fund and all affiliated persons of a Fund; and (ii) a Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load or service fee that exceeds the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (e.g., 8.5%).

Rule 12d1-4 permits more types of fund of fund arrangements without an exemptive order, but imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Exchange-Traded Funds

The Osterweis Growth & Income Fund and the Osterweis Opportunity Fund, may also invest in exchange traded funds (“ETFs”). ETFs are typically open-end investment companies that are bought and sold on a national securities exchange and may be actively managed or index-based. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Funds will be investing in another investment company. In addition, a Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent a Fund invests in ETFs that focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which a Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV. Investors in the Funds should be aware that ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, a Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks and only through participating organizations that have entered into contractual agreements with the ETF. The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF.

To the extent a Fund invests in inverse and/or leveraged ETFs, it could be subject to the following additional risks in addition to those listed above: derivatives risk; leveraging risk; swap counterparty credit risk; tracking error risk and trading risk. Increased brokerage fees related to the use of inverse and/or leveraged ETFs will not be reflected in the Fund’s Fees and Expenses table in the Prospectus and the Fund’s portfolio turnover rate would be understated as a result since these specific types of trades are carved out of the portfolio turnover calculation.

Securities Lending

Each Fund reserves the right, pending receipt of Board approval, to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral (which may include cash, U.S. government or agency securities or irrevocable bank letters of credit) from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third (1/3) of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, a Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, a Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, a Fund will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Funds may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Special Risks Related to Cyber Security

The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber-attacks against or security breakdowns of the Fund or its service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate a Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of a Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of a Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund. The Osterweis Fund, the Osterweis Strategic Income Fund, Osterweis Growth & Income Fund, and the Osterweis Opportunity Fund may not:

1.Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan.
2.With respect to the Osterweis Fund, the Osterweis Strategic Income Fund, and the Osterweis Growth & Income Fund, (a) borrow money, except as stated in the Prospectus and this Statement of Additional Information. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings (for the Osterweis Opportunity Fund, please see Fundamental Investment Restriction No. 8), (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33-1/3% of its assets.
3.Purchase securities on margin, participate on a joint basis or joint and several basis in any securities trading account or underwrite securities. (Does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

4.Purchase or sell real estate, commodities or commodity contracts (other than futures transactions for the purposes and under the conditions described in the Prospectus and in this Statement of Additional Information).

5.With respect to the Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Growth & Income Fund, and the Osterweis Opportunity Fund, focus its investments in any one sector if, as a result, more than 80% of its assets will be invested in such sector. The Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Growth & Income Fund, and the Osterweis Opportunity Fund, will not invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of industries.

6.Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, forward or repurchase transactions.

7.Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. government, its agencies or instrumentalities, provided that up to 25% of the value of its assets may be invested without regard to this limitation.

8.With respect to the Osterweis Opportunity Fund, borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority. Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing and certain other leveraging transactions. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

With respect to the fundamental policy relating to concentration set in (5) above, the Funds do not consider a sector to be an industry.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the respective Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year, with the exception of securities whose maturities at the time of acquisition were one year or less. A 100% turnover rate would occur if all the securities in a Fund’s portfolio were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions.”

The Funds’ portfolio turnover rates for the fiscal years ended March 31 are shown in the tables below.

	2024	2023
Osterweis Fund	22%	54%
Osterweis Strategic Income Fund	24%	10%
Osterweis Growth & Income Fund	32%	33%
Osterweis Opportunity Fund (formerly Osterweis Emerging Opportunity Fund)	110%	124%

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. The Advisers have also adopted a policy with respect to disclosure of portfolio holdings of the Fund (the “Adviser’s Policy”). Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Adviser’s Policy (the “Disclosure Policies”). The Advisers and the Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Advisers, distributor or any other affiliated person of the Funds, the Advisers or the distributor. After due consideration, the Advisers and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds. Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Funds and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) and (3) by considering to approve any amendment to these Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice in their sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds shareholders and in the quarterly holdings report on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds disclose their calendar quarter-end portfolio holdings on their website at www.osterweis.com within 10 business days of each calendar quarter-end. The calendar quarter-end portfolio holdings for a Fund will remain posted on the website until updated. Portfolio holdings information posted on the Funds’ website may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Funds’ website. In addition, the Funds may provide their complete portfolio holdings at the same time that they are filed with the SEC.

In the event of a conflict between the interests of the Funds and the interests of the Advisers or an affiliated person of the Advisers, the CCO of the Advisers, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Funds and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Advisers who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed: fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Advisers, Funds or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when the Funds have a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Advisers, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Funds’ portfolio holdings.

There can be no assurance that the Disclosure Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

    From time to time, the Advisers may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website. Shareholders can access the Funds’ website at www.osterweis.com for additional information about the Funds, including, without limitation, the periodic disclosure of their portfolio holdings.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Year of Birth and Address	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust
Kathleen T. Barr (born 1955) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee Chairperson	Indefinite Term; Since November 2018. Indefinite Term; Since February 2023.	Retired; Former Chair of the Governing Council, Independent Directors Council (since 2020); formerly, President, owner of a registered investment adviser, Productive Capital Management, Inc. (2010 to 2013); formerly, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009); formerly, Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (registered investment companies).	4	Independent Director, Muzinich Corporate Lending Income Fund, Inc. (2023 to present); Independent Director, Muzinich BDC, Inc. (2019 to present); Independent Trustee for the William Blair Funds (2013 to present) (18 series).

Name, Year of Birth and Address	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Eric W. Falkeis (born 1973) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since September 2011.	Chief Operating Officer, Tidal Financial Group (2024 to present); formerly, Chief Growth Officer, Tidal Financial Group (2022 to 2023); Chief Executive Officer, Tidal ETF Services LLC (2018 to present); formerly, Chief Operating Officer, Direxion Funds (2013 to 2018); formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC (1997 to 2013).	4	Independent Director, Muzinich Corporate Lending Income Fund, Inc. (2023 to present); Interested Trustee, Tidal Trust II (2022 to present) (41 series); Independent Director, Muzinich BDC, Inc. (2019 to present); Interested Trustee, Tidal ETF Trust I (2018 to Present) (40 series); Former Interested Trustee, Direxion Funds (36 series), Direxion Shares ETF Trust (112 series) and Direxion Insurance Trust (2013 to 2018).
Steven J. Paggioli (born 1950) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since May 1991.	Consultant; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	4	Independent Director, Muzinich Corporate Lending Income Fund, Inc. (2023 to present); Independent Director, Muzinich BDC, Inc. (2019 to present); Independent Trustee, AMG Funds (1993 to present) (42 series).

Name, Year of Birth and Address	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Ashi S. Parikh (born 1966) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since June 2020.	President and Chief Investment Officer, Venturi Private Wealth (investment management firm) (2022 to present); formerly, Chief Executive and Chief Investment Officer and various other positions, RidgeWorth Investments, LLC (global investment management firm) (2006 to 2017); formerly, Chief Investment Officer Institutional Growth Equities, Eagle Asset Management (investment management firm); formerly Sr. Managing Director, Growth Equities, Banc One Investment Advisors (investment management firm).	4	Board of Directors Member, Investment Working Group, The Ohio State University Endowments and Foundation (2016 to present); Board of Directors, World Methodist Council, Investment Committee (2018 to present); Independent Trustee, PNC Funds (2018 to 2019) (32 series); Interested Trustee, RidgeWorth Funds (2014 to 2017) (35 series).
Cynthia M. Fornelli (born 1960) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since January 2022.	Independent Director of TriplePoint Venture Growth BDC Corp. (2019 to present); Retired; formerly, Executive Director of the Center for Audit Quality (2007-2019); formerly, Senior Vice President of Regulatory Conflicts Management at Bank of America (2005-2007); formerly, Deputy Director, Division of Investment Management with the U.S. Securities and Exchange Commission (1998-2005).	4	Independent Director, TriplePoint Private Venture Credit, Inc. (2020 to present).

Name, Year of Birth and Address	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Officers of the Trust
Jason F. Hadler (born 1975) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	President & Principal Executive Officer	Indefinite Term; Since September 2021.	Senior Vice President and Head of Client Experience, U.S. Bank Global Fund Services, since March 2022; Senior Vice President and Head of Fund Services Fund Administration Department, U.S. Bank Global Fund Services (December 2003-March 2022).	Not Applicable.	Not Applicable.
Carl G. Gee, Esq. (born 1990) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Secretary & Vice President	Indefinite Term; Since February 2021.	Assistant Secretary of the Trust (2020-2021); Assistant Vice President and Counsel, U.S. Bank Global Fund Services since August 2016; Summer Associate, Husch Blackwell LLP (2015); Law Clerk, Brady Corporation (global printing systems, labels and safety products company) (2014-2015).	Not Applicable.	Not Applicable.
Craig Benton (born 1985) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Treasurer & Vice President	Indefinite Term; Since December 2021.	Assistant Treasurer of the Trust (2016-2021); Assistant Vice President, U.S. Bank Global Fund Services since November 2007.	Not Applicable.	Not Applicable.
Kyle J. Buscemi (born 1996) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since June 2022.	Mutual Funds Administrator, U.S. Bank Global Fund Services since June 2018; Business Administration Student, 2014-2018.	Not Applicable.	Not Applicable.

Name, Year of Birth and Address	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Kathryn E. LaPlante Johnson (born 1998) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since November 2023.	Mutual Funds Administrator, U.S. Bank Global Fund Services since June 2020; Business Administration Student, 2017-2021.	Not Applicable.	Not Applicable.
Gazala Khan (born 1969) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since November 2022.	Vice President and Compliance Officer, U.S. Bank Global Fund Services since July 2022; Chief Compliance Officer Matthews Asia Fund (May 2019-July 15, 2022); Chief Compliance Officer GS Trust/VIT (June 2009-May 2019); Vice President GSAM (May 2005-June 2009); Staff Accountant, SEC Office of Compliance Inspection and Examination (1999-2005).	Not Applicable.	Not Applicable.

(1)All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
(3)The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

Additional Information Concerning the Board of Trustees

The Role of the Board
The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Nominating and Governance Committee, an Audit Committee, and a Qualified Legal Compliance Committee, which are discussed in greater detail below under “Trust Committees.” The Board is entirely comprised of Trustees who are Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Nominating and Governance Committee, Audit Committee and Qualified Legal Compliance Committee are comprised of all of the Independent Trustees. The Chairperson of the Board is an Independent Trustee. The Trust has appointed Kathleen Barr, an Independent Trustee, as Chairperson of the Board, and she acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as Chairperson during executive sessions of the Independent Trustees. The Board has determined not to combine the Chairperson position and the principal executive officer position and has appointed a Vice President of the Administrator as the President of the Trust, who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the Funds in the Trust. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the Independent Chairperson, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Ms. Barr’s Trustee Attributes include her substantial mutual fund experience, including her role as Chair of the Governing Council for the Independent Directors Council and member of the ICI Board of Governors. She has executive experience as the former owner of a registered investment adviser (Productive Capital Management, Inc.), as the Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors LLC in 2009), and as the Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds). Ms. Barr also currently serves on the board of several registered investment companies. Ms. Barr has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Barr’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Falkeis’ Trustee Attributes include his substantial ETF and mutual fund experience and his experience with financial, accounting, investment and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full-service provider to ETFs, mutual funds and alternative investment products. Mr. Falkeis currently serves as Chief Operating Officer and Chief Executive Officer of Tidal ETF Services LLC, (2018 to present), formerly, Chief Growth Officer of Tidal Financial Group, and he has experience consulting with investment advisers regarding the legal structure of investment companies, distribution channel analysis, marketing and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational and risk oversight experience through his former positions as Chief Operating Officer and Trustee of the Direxion Funds and the Direxion Exchange Traded Funds. Mr. Falkeis has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Falkeis’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Paggioli’s Trustee Attributes include his substantial mutual fund and investment advisory experience. Mr. Paggioli is an independent consultant on investment company and investment advisory matters. He has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services). He serves on the boards of several investment management companies and advisory firms. He is a member of the Board of Governors of the Investment Company Institute and of the Governing Council of the Independent Directors Council. He has served on various industry association and self-regulatory committees and formerly worked on the staff of the SEC. Mr. Paggioli has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Paggioli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Parikh’s Trustee Attributes include his substantial investment and executive experience in the asset management industry, including his position as Chief Executive Officer and Chief Investment Officer of RidgeWorth Investments (global investment management firm with over $41 billion in assets). He has also served as a Trustee of several investment trusts (including private investment trusts). Mr. Parikh has ongoing responsibility as a member of the Investment Working Group as part of the Board of Directors for the Ohio State University Endowments & Foundation, as well as an ongoing position as a member of the Investment Committee for the World Methodist Council Endowment Fund (a charitable religious foundation). Mr. Parikh has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Parikh possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Ms. Fornelli’s Trustee Attributes include her substantial governance, legal, regulatory and business experience, including her role as an Independent Director of TriplePoint Venture Growth BDC Corp and TriplePoint Private Venture Credit, Inc. She has broad leadership experience in strategy formulation, corporate governance and risk management. She has executive experience as the Executive Director of Center for Audit Quality (2007-2019), Senior Vice President of Regulatory and Conflicts Management at Bank of America (2005-2007) and Deputy Director, Division of Investment Management with the US Securities and Exchange Commission (1998-2005). Ms. Fornelli has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Fornelli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Trust Committees

The Trust has three standing committees: the Nominating and Governance Committee, and the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”).

The Nominating and Governance Committee, comprised of all of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating and Governance Committee is also responsible for, among other things, assisting the Board in its oversight of the Trust’s compliance program under Rule 38a-1 under the 1940 Act, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” The Nominating and Governance Committee has appointed Independent Trustee Eric Falkeis as the Chairperson of the Committee. The Nominating and Governance Committee will consider nominees nominated by shareholders. Recommendations for consideration by shareholders by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating and Governance Committee met twice during the Funds’ last fiscal year with respect to the Funds.

The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee has appointed Independent Trustee Cynthia Fornelli as the Chairperson of the Committee. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting. The Audit Committee met one time with respect to the Funds during the Funds’ last fiscal year.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The QLCC did not meet during the Funds’ last fiscal year with respect to the Funds.

Trustee Ownership of Fund Shares and Other Interests

The following table shows the amount of shares in the Funds and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2023.

Name	Dollar Range of Osterweis Fund Shares	Dollar Range of Osterweis Strategic Income Fund Shares	Dollar Range of Osterweis Growth & Income Fund Shares	Dollar Range of Osterweis Opportunity Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Kathleen T. Barr	None	None	None	None	$10,001-$50,000
Eric W. Falkeis	None	None	None	None	$10,001-$50,000
Steven J. Paggioli	None	$50,001 - $100,000	None	$50,001 - $100,000	Over $100,000
Ashi S. Parikh	None	None	None	Over $100,000	Over $100,000
Cynthia M. Fornelli	None	None	None	None	None

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisers, the Funds’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family have had a direct or indirect interest during the two most recently completed calendar years, the value of which exceeds $120,000, in the Advisers, the Funds’ principal underwriter or any of its affiliates.

Compensation

Effective January 1, 2024, the Independent Trustees were due to receive an annual retainer of $145,000 allocated among each of the various portfolios comprising the Trust, an additional $8,000 per regularly scheduled Board meeting, and an additional $3,500 per special meeting, paid by the Trust or applicable advisors/portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. The Chairperson of the Audit Committee receives additional compensation of $20,000 annually, the Chairperson of the Nominating and Governance Committee receives additional compensation of $8,000 annually and the Chairperson of the Board of Trustees receives additional compensation of $30,000 annually, and such compensation is also allocated among each of the various portfolios comprising the Trust. Independent Trustees receive additional fees from the applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required. All Trustees will be reimbursed for expenses in connection with each Board meeting attended, which reimbursement is allocated among applicable portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. Set forth below is the rate of compensation received by the following Independent Trustees for the fiscal year ended March 31, 2024.

	Kathleen T. Barr	Eric W. Falkeis	Steven J. Paggioli	Ashi S. Parikh	Cynthia Fornelli
Osterweis Fund	$4,784	$4,327	$4,093	$4,093	$4,537
Strategic Income Fund	$22,692	$23,044	$21,763	$21,763	$24,187
Growth & Income Fund	$4,860	$4,407	$4,169	$4,169	$4,621
Opportunity Fund (formerly Osterweis Emerging Opportunity Fund)	$5,035	$4,589	$4,342	$4,342	$4,812
Total Compensation from Fund and Fund Complex(1) Paid to Trustees	$37,371	$36,367	$34,367	$34,367	$38,157
(1)    There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the Funds. For the fiscal year ended March 31, 2024, Trustees’ fees and expenses in the amount of $780,000 were incurred by the Trust.

Codes of Ethics

The Trust and the Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Fund. The Distributor, as defined below, relies on the principal underwriter’s exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Advisers, subject to the Board’s continuing oversight. The Policies require that the Advisers vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Policies also require the Advisers to present to the Board, at least annually, the Advisers’ Proxy Policies (as defined below) and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Advisers have also adopted Proxy Voting Policies and Procedures (“Advisers’ Proxy Policies”) which underscore the Advisers’ concern that all proxies voting decisions be made in the best interest of the Funds and that the Advisers will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds. The Advisers utilize the services of Institutional Shareholder Services (“ISS”) to develop proxy voting guidelines and to track and vote proxies.

Although many proxy proposals can be voted in accordance with the Advisers’ Proxy Policies, some proposals will require special consideration, and the Advisers will make a decision on a case-by-case basis in these situations.

In the event a proxy proposal raises a material conflict between the Advisers’ interests and the Funds’ interests, the Advisers will resolve the conflict as follows:

•To the extent the matter is specifically covered by the Advisers’ Proxy Policies, ISS will have voted the proxies automatically, or;
•To the extent the Advisers are making a case-by-case determination under the proxy voting guidelines, the Advisers will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Advisers will either abstain from voting the proxy or allow ISS’ recommendations (if available) to determine the vote.

The Trust will file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N‑PX for each Fund will be available without charge, upon request, by calling toll-free (866) 236-0050 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.
As of May 31, 2024, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Osterweis Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105-1901	14.08%	Record
Empower Trust FBO Employee Benefits Clients 401K 8515 E. Orchard Road, 2T2 Greenwood Village, Colorado 80111-5002	11.46%	Record

Name and Address	% Ownership	Type of Ownership
Individual Shareholder c/o Eucalyptus Associates Inc. P.O. Box 29550 San Francisco, California 94129-0550	11.43%	Beneficial
City of Piedmont OPEB Trust 120 Vista Avenue Piedmont, California 94611-4031	6.12%	Record

Osterweis Strategic Income Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105-1901	39.23%	Record
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-1995	19.54%	Record
Vanguard Brokerage Services 100 Vanguard Boulevard Malvern, Pennsylvania 19355-2331	7.92%	Record
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	5.88%	Record

Osterweis Growth & Income Fund

Name and Address	% Ownership	Type of Ownership
Citi Private Bank NJ-Newport Office Center 7 480 Washington Boulevard, 15th Floor Jersey City, New Jersey 07310-2053	29.50%	Record
Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, Florida 33716-1100	7.75%	Record
Empower Trust FBO Employee Benefits Clients 401K 8515 E. Orchard Road, 2T2 Greenwood Village, Colorado 80111-5002	7.45%	Record
Charles Schwab & Co. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105-1901	6.88%	Record
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	6.71%	Record

Osterweis Opportunity Fund
(formerly Osterweis Emerging Opportunity Fund)

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-1995	36.76%	Record
Charles Schwab & Co. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105-1901	31.80%	Record
Family Trust Shareholder c/o Osterweis Capital Management, LLC One Maritime Plaza, Suite 800 San Francisco, California 94111	7.74%	Beneficial

As of May 31, 2024, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of any of the Funds.

THE FUNDS’ INVESTMENT ADVISERS

Investment advisory services are provided to the Osterweis Fund by Osterweis Capital Management, Inc., and to the Osterweis Strategic Income Fund, the Osterweis Growth & Income Fund, and the Osterweis Opportunity Fund, by Osterweis Capital Management, LLC, each an adviser, pursuant to separate investment advisory agreements (each an “Advisory Agreement”) with the Trust. The Advisers are affiliated entities whose address is One Maritime Plaza, Suite 800, San Francisco, California 94111. As compensation, the Osterweis Fund pays its Adviser 0.75% on assets. Prior to June 30, 2021 the Adviser was entitled to receive an investment advisory fee at an annual rate of 1.00% on assets up to $250 million and 0.75% on assets at $250 million or above. As compensation, the Osterweis Growth & Income Fund pays its Adviser at an annual rate of 0.75% on assets. Prior to June 30, 2021 the Adviser was entitled to receive an investment advisory fee at 1.00% on assets up to $500 million and 0.75% for average daily net assets greater than $500 million. The Osterweis Strategic Income Fund pays its Adviser at an annual rate of 1.00% on assets up to $250 million, 0.75% on assets between $250 million and $2.5 billion, and 0.65% on assets over $2.5 billion, the Osterweis Opportunity Fund pays its Adviser at an annual rate of 1.00% on assets up to $500 million, 0.85% on assets between $500 million and $1 billion, and 0.75% on assets over $1 billion.

For the fiscal year ended March 31, 2024, Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC received advisory fees of 0.77%, 0.71%, 0.75%, and 0.92%, respectively, of the Osterweis Fund’s, the Osterweis Strategic Income Fund’s, the Osterweis Growth & Income Fund’s, and the Osterweis Opportunity Fund’s (formerly Osterweis Emerging Opportunity Fund) average daily net assets.

Each Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the applicable Fund) and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon 60 days’ written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

    The Funds paid the following fees to the Advisers for the fiscal years ended March 31:

Osterweis Fund
	2024	2023	2022
Fees Accrued	$1,067,468	$1,097,603	$1,470,463
Fees (Waived)	$—	$—	$(81,223)
Fees Recouped	$32,636	$44,542	$63,618
Fees Paid	$1,100,104	$1,142,145	$1,452,858

Osterweis Strategic Income Fund
	2024	2023	2022
Fees Accrued and Paid	$34,855,240	$34,423,324	$38,732,183

Osterweis Growth & Income Fund
	2024	2023	2022
Fees Accrued and Paid	$1,215,514	$1,156,190	$1,379,637

Osterweis Opportunity Fund (formerly Osterweis Emerging Opportunity Fund)
	2024	2023	2022
Fees Accrued	$2,098,914	$1,792,498	$2,382,278
Fees Recouped/(Waived)	$(168,962)	$(222,867)	$(164,768)
Fees Paid	$1,929,952	$1,569,631	$2,217,510

Osterweis Capital Management, LLC has contractually agreed to reduce its fees and/or pay expenses of the Osterweis Opportunity Fund (formerly Osterweis Emerging Opportunity Fund) to ensure that the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation, or any class-specific expenses such as Rule 12b-1 fees or shareholder servicing plan fees) will not exceed 1.10% of the Fund’s average daily net assets.
Osterweis Capital Management, Inc. has contractually agreed to reduce its fees and/or pay expenses of the Osterweis Fund to ensure that the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation, or any class-specific expenses such as Rule 12b-1 fees or shareholder servicing plan fees) will not exceed 0.95% of the Fund’s average daily net assets. Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by a Fund if requested by the Adviser, and the Board approves such reimbursement in subsequent years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the applicable Expense Cap in place at the time of waiver or at the time of reimbursement. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. A Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. The Expense Caps are indefinite but will remain in effect until at least June 30, 2025 for the Osterweis Opportunity Fund (formerly Osterweis Emerging Opportunity Fund) and the Osterweis Fund. The Expense Cap agreements may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the Board.

PORTFOLIO MANAGERS

Investment teams are responsible for the day-to-day management of each of the Funds. The members of the investment team responsible for the Osterweis Fund include: John S. Osterweis, Gregory S. Hermanski, and Nael Fakhry. The following provides information regarding other accounts managed by the investment team as of March 31, 2024. Asset amounts are approximate and have been rounded.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	321	$1,080	0	$0

The members of the investment team responsible for the Osterweis Strategic Income Fund include: Carl P. Kaufman, Bradley M. Kane, Craig Manchuck, and John Sheehan. Messrs. Kaufman, Kane, Manchuck, and Sheehan do not manage any other accounts.

The members of the investment team responsible for the Osterweis Opportunity Fund include: James Callinan, Bryan Wong, and Matt Unger. The following provides information regarding other accounts managed by the portfolio managers as of March 31, 2024. Asset amounts are approximate and have been rounded.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$62	0	$0

The members of the investment team responsible for the Osterweis Growth & Income Fund include John Osterweis, Carl Kaufman, Gregory Hermanski, and Nael Fakhry.

The Osterweis Funds are managed by the Advisers’ investment teams. Individual compensation has been structured to promote a focus on the long-term, rather than the short-term and to align the portfolio management team’s interests with those of fund shareholders. Investment professionals are compensated with a base salary, year-end bonuses, and equity. Bonuses are awarded on a discretionary basis to reflect each professional’s recent job performance and the overall health of the firm. Equity is awarded based on each professional’s contribution to long-term performance. Compensation is not specifically based on assets under management.

Messrs. Osterweis, Hermanski, Fakhry, Kaufman, Kane, Manchuck, Callinan, Sheehan, Wong, and Unger are shareholders of Osterweis Capital Management, Inc., and therefore are entitled to earnings proportionate to their ownership share. They are also Members of Osterweis Capital Management, LLC, and therefore entitled earnings proportionate to their ownership interests.

Messrs. Hermanski, Fakhry, Kaufman, Kane, Manchuck, Callinan, Sheehan, and Unger’s compensation are fixed salaries that are determined after considering appropriate industry standards. Their salaries are not based on the performance of the Funds or the Funds’ overall net assets. The portfolio managers receive discretionary bonuses that are not fixed. Their discretionary bonuses are determined by a subjective evaluation of, for example but without limitation to, their contribution to the performance of the Funds and other accounts that they manage, their contributions to the quality of research and investment ideas generated by the Advisers, and the overall financial condition of the Advisers. They also participate in a retirement plan.

Mr. Osterweis’ compensation consists of a fixed salary that is determined by industry standards. His salary is not based on the performance of the Fund or its overall net assets. He receives a fixed bonus and participates in a fixed retirement plan.

The following indicates the dollar range of shares that each portfolio manager beneficially owns in each Fund as of March 31, 2024:

Table Key
None	A
$1-$10,000	B
$10,001-$50,000	C
$50,001-$100,000	D
$100,001 - $500,000	E
$500,001-$1,000,000	F
Over $1,000,000	G

Dollar Range of Equity Securities Beneficially Owned
Name of Portfolio Manager	Osterweis Fund	Osterweis Strategic Income Fund	Osterweis Growth & Income Fund	Osterweis Opportunity Fund
John S. Osterweis	G	C	G	G
Gregory S. Hermanski	G	A	G	A
Nael Fakhry	G	A	E	A
Carl P. Kaufman	A	G	G	E
Bradley M. Kane	E	G	E	E
James L. Callinan	D	G	A	G
Craig Manchuck	A	F	C	D
John Sheehan	A	E	A	D
Bryan Wong	C	A	A	E
Matt Unger	A	E	A	E

     Messrs. Osterweis, Hermanski, and Fakhry manage approximately 321 individual accounts. Messrs. Kaufman, Kane, Callinan, Wong and Unger manage a small number of individual accounts. Messrs. Manchuck and Sheehan do not manage individual accounts at this time. Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of the Funds may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the Funds’ accounts and other accounts managed by the portfolio managers, including among any affiliated client accounts, any accounts in which the portfolio managers may have personal investments. As noted above, some portfolio managers are shareholders of Osterweis Capital Management, Inc. and members of Osterweis Capital Management, LLC, and therefore are entitled to earnings proportionate to their respective ownership interests in the Advisers. The Advisers believe such inherent conflicts of interest in managing accounts for various clients are controlled and mitigated by the Advisers’ Trade Allocation Policy, Code of Ethics and other compliance policies and procedures to which the portfolio managers are subject.

SERVICE PROVIDERS

Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent

Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Funds. Fund Services provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy or for any matter pertaining to the distribution of a Fund’s shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Funds, a fee based on the Funds’ current average daily net assets. Fund Services also is entitled to certain out-of-pocket expenses. Fund Services also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements. Additionally, Fund Services provides Chief Compliance Officer (“CCO”) services to the Trust under a separate agreement. The cost of the CCO’s services is charged to the Funds and approved by the Board annually.

For the fiscal years ended March 31, the Funds paid Fund Services the following under the Administration Agreement:

Osterweis Fund	Fee Paid
2024	$41,080
2023	$42,881
2022	$47,524

Osterweis Strategic Income Fund	Fee Paid
2024	$997,843
2023	$1,012,199
2022	$1,056,131

Osterweis Growth & Income Fund	Fee Paid
2024	$46,794
2023	$46,264
2022	$46,278

Osterweis Opportunity Fund (formerly Osterweis Emerging Opportunity Fund)	Fee Paid
2024	$55,126
2023	$46,937
2022	$61,976

Custodian

U.S. Bank N.A. is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. Fund Services and the Custodian are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm and Legal Counsel

Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102 is the independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission for the Funds.

Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, New York 10020, serves as legal counsel to the Trust. Sullivan & Worcester also serves as independent legal counsel to the Board of Trustees.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreements, the Advisers determine which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute a Fund’s portfolio transactions. Purchases and sales of equity securities will generally be executed with a broker on an agency basis.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities that a Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters often act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers usually include a spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to the dealer(s) or underwriter(s) that have provided research or other services as discussed below.

In placing portfolio transactions, the Advisers will seek best execution. The full range and quality of services will be considered in making this determination, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the best execution, the Advisers consider such information, which is in addition to and not in lieu of the services required to be performed by it under each Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Authority (“FINRA”) and the SEC.

While it is each Adviser’s general policy to seek best execution in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker-dealer can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to a Fund or to the Advisers, even if the specific services are not directly useful to the Fund and may be useful to the Advisers in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisers to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. Additionally, in accordance with procedures adopted by the Trust, the Advisers may direct transactions to a broker-dealer with which it has an affiliation.

Investment decisions for a Fund are made independently from those of other client accounts or mutual funds managed or advised by each Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts or mutual funds. In such event, the position of a Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between such Fund and all such client accounts or mutual funds in a manner deemed equitable by each Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for such Fund.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of a Fund for their customers.

For the fiscal years ended March 31, the Funds paid aggregate brokerage commissions in the amounts of:

Osterweis Fund	Aggregate Brokerage Commissions
2024	$45,120
2023	$69,386
2022	$52,542

Osterweis Strategic Income Fund	Aggregate Brokerage Commissions
2024	$20,425
2023	$—
2022	$318

Osterweis Growth & Income Fund	Aggregate Brokerage Commissions
2024	$36,216
2023	$44,532
2022	$21,569

Osterweis Opportunity Fund (formerly Osterweis Emerging Opportunity Fund)	Aggregate Brokerage Commissions
2024	$358,704
2023	$316,324
2022	$398,023

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution. The Funds, each a separate series of the Trust, vote separately on matters affecting only the Funds (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

DETERMINATION OF SHARE PRICE

The NAV per share of a Fund is normally determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally, 4:00 p.m., Eastern time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith pursuant to procedures approved by the Adviser. Pursuant to those procedures, the Adviser considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded on U.S. national or foreign securities exchanges for which market quotations are readily available shall be valued at either the last reported sale price on the day of valuation, or the exchange’s official closing price, if applicable. If there has been no sale on such day, then the mean between the bid and asked prices will be used. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Adviser.

Debt securities are valued by using the evaluated mean price supplied by an approved pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith pursuant to procedures approved by the Adviser.

All other assets of the Funds are valued in such manner as the Adviser in good faith deems appropriate to reflect their fair value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Funds’ Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

The public offering price of Fund shares is its NAV. Shares are purchased at the public offering price next determined after Fund Services receives your order in proper form as discussed in the Funds’ Prospectus. In order to receive that day’s public offering price, Fund Services must receive your order in proper form before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time.

In addition to purchasing shares directly from the Funds, you may purchase shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Financial Intermediaries may have different investment minimum requirements than those outlined in the Prospectus. Additionally, Financial Intermediaries may aggregate multiple customer accounts to accumulate the requisite initial investment minimum. Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. If you transmit your order to these Financial Intermediaries before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at a Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Funds’ shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Advisers or the distributor such rejection is in the best interest of the Funds. The Trust has granted limited authority to the Advisers to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Funds’ shares.

Automatic Investment Plan

As discussed in the Prospectus, the Funds provide an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of a Fund on a regular basis. All record keeping and custodial costs of the AIP are paid by the applicable Fund. The market value of a Fund’s shares is subject to fluctuation. Prior to participating in the AIP, the investor should note that the AIP does not assure a profit nor protect against depreciation in declining markets.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading. The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law after receipt by Fund Services of the written request in good order, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for more than seven days but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase.

Telephone and Internet Redemptions

Non retirement account shareholders with telephone and internet transactions privileges established on their account may redeem Fund shares by telephone or internet. Upon receipt of any instructions or inquiry by telephone or internet from a person claiming to be the shareholder, a Fund or its authorized agent may carry out the instructions and/or respond to the inquiry, consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Funds and their agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

Fund Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine. If Fund Services fails to employ reasonable procedures, a Fund and Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Fund Services.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting Fund Services by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus or contact your investment representative. Telephone redemption privileges may be modified or terminated without notice.

Redemptions In-Kind

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The Funds have reserved the right to pay the redemption price of their shares in excess of $250,000 or 1% of its net asset value, either totally or partially, by a distribution-in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Each Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the Trust protocol of making such distribution by way of a pro rata distribution of securities that are traded on a public securities market or are otherwise considered liquid pursuant to a Fund’s liquidity policies and procedures. Except as otherwise may be approved by the Trustees, the securities that would not be included in an in-kind distribution include (1) unregistered securities which, if distributed, would be required to be registered under the Securities Act of 1933 (the “1933 Act”), as amended; (2) securities issued by entities in countries which (a) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as a fund, or (b) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and (3) certain Fund assets that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

For the Osterweis Fund and the Osterweis Opportunity Fund, dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. For the Osterweis Strategic Income Fund, dividends from net investment income are generally made quarterly and distributions from net profits from the sale of securities are generally made annually. Effective June 30, 2021, for the Osterweis Growth & Income Fund, dividends from net investment income are generally made quarterly and distributions from net profits from the sale of securities are generally made annually. Also, each Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the twelve months ended October 31 of each year will also be distributed by December 31 of each year.

In February of each year, the Funds will issue to each shareholder a statement of the federal income tax status of all distributions made during the previous year. The form and character of each distribution will be specified by the Fund in a notice to shareholders.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected and intends to continue to qualify to be treated as a “regulated investment company” under Subchapter M of the Code, and to comply with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions. Each Fund intends to conduct its operations such that it will not be liable for federal income or excise taxes on its taxable income and capital gains distributed to shareholders. It is each Fund’s policy to distribute to its shareholders all of its net taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income tax or excise taxes based on net income. However, the Funds can give no assurance that their distributions will be sufficient to eliminate all taxes. To avoid the non‑deductible 4% excise tax, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98.0% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which a Fund has paid no federal income tax.

If a Fund does not qualify as a regulated investment company, it will be taxed as a regular corporation.

In order to qualify as a regulated investment company, each Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership. Each Fund also must satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of each Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that each Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Each Fund also must distribute each taxable year sufficient dividends to its shareholders to claim a dividends-paid deduction equal to at least the sum of 90% of the Fund’s net ordinary income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

A Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund.

As of the most recent fiscal year ended March 31, 2024, the Funds had the following capital loss carryovers available for federal income tax purposes:

Capital Loss Carryovers as of Fiscal Year Ended March 31, 2024
	Short-Term	Long-Term
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	$(6,597,369)	$(417,917,683)
Osterweis Growth & Income Fund	$—	$—
Osterweis Opportunity Fund (formerly Osterweis Emerging Opportunity Fund)	$(30,161,081)	$(40,023)

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. A Fund may make taxable distributions to shareholders even during periods in which the share price has declined. For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends eligible under current law for taxation at long-term capital gain rates to the extent a Fund reports the amount distributed as a qualifying dividend and holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Fund reports the amount distributed as a qualifying dividend. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the applicable Fund for its taxable year. The deduction, if any, may be reduced or eliminated if Fund shares held by an individual investor are held fewer than 61 days, or if Fund shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days. Shareholders who acquired their shares in the Osterweis Emerging Opportunity Fund in the tax-free conversion will have a holding period in their Fund shares that is the same as the holding period of the portfolio securities that were transferred to the Fund in such conversion.

For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary real estate investment trust (“REIT”) income and income derived from MLP investments. Non-corporate shareholders can claim the qualified business income deduction with respect to REIT dividends received by a Fund if the Fund meets certain holding period and reporting requirements. There is currently no mechanism for the Funds, to the extent that the Funds invest in MLPs, to pass through to non-corporate shareholders the character of income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction.

The Funds may be subject to foreign tax on foreign trading profits with respect to securities of foreign corporations.

A sale or redemption of shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of shares may be disallowed if substantially identical shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss.

Under the Code, a Fund will be required to report to the Internal Revenue Service all distributions of ordinary income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax (currently at a rate of 24%) in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide a Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Funds reserve the right to refuse to open an account for any person failing to certify the person’s taxpayer identification number. Backup withholding is not an additional tax and any amounts withheld may be credited to a taxpayer’s ultimate U.S. federal income tax liability if proper documentation is supplied.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%. The Medicare tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, estates, the income of which is subject to United States federal income taxation regardless of its source and trusts that (1) are subject to the primary supervision of a court with the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) have a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on a Fund’s ordinary income distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) if the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any intergovernmental agreement, withholding under FATCA is required generally with respect to ordinary income distributions from the Funds. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The Funds do not base their investment decisions primarily on tax considerations. The foregoing discussion also represents only a general summary of tax law and practice currently applicable to the Funds and certain shareholders therein and, as such, is subject to change. In particular, the consequences of an investment in shares of a Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. The Funds do not plan to seek a ruling from the IRS or an opinion of counsel with respect to any tax matters. Each prospective investor should consult his or her own tax adviser to determine the correct application of tax law and practice in his or her own particular circumstances.

The advice herein was prepared for the Funds. Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax adviser.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (“Quasar”), serves as principal underwriter and distributor for shares of the Funds in a continuous public offering of each Fund’s shares. Pursuant to a distribution agreement between each Fund and Quasar, Quasar provides certain administration services and promotes and arranges for the sale of each Fund’s shares. Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of FINRA.

The distribution agreement continues in effect for periods not exceeding one year if approved at least annually by (i) the Board or the vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by the parties thereto upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

SUB-ACCOUNTING SERVICE FEES

In addition to the fees that the Funds may pay to their Transfer Agent, the Board has authorized the Funds to pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. Any sub-accounting fees paid by the Funds are included in the total amount of “Other Expenses” listed in each Fund’s Fees and Expenses table in the Prospectus.

For the fiscal year ended March 31, 2024, the Funds paid the following amounts in sub-accounting service fees:

Sub-Accounting Service Fees	Osterweis Fund	Osterweis Strategic Income Fund	Osterweis Growth & Income Fund	Osterweis Opportunity Fund
Ameriprise Financial Services, Inc.	$31	$657	$—	$24
BNY Mellon NA	$—	$251	$—	$48
Charles Schwab & Co. Inc.	$19,381	$1,757,442	$10,377	$43,627
Financial Data Services, Inc. / Merrill Lynch	$215	$164,251	$162	$—
LPL Financial	$562	$142,066	$132	$255
MSCS Financial	$1,202	$254,092	$2,242	$1,253
Morgan Stanley Smith Barney LLC	$407	$23,305	$489	$164
National Financial Services	$4,864	$913,853	$1,917	$87,823
Pershing, LLC	$564	$159,995	$164	$1,080
Principal Life Insurance	$—	$1,522	$—	$—
Raymond James Associates, Inc.	$123	$14,288	$10,417	$6,400
RBC Wealth Management	$12	$4,968	$42	$—
TD Ameritrade	$1,993	$140,809	$136	$8,714
UBS Financial Services	$24	$12,003	$24	$24
Vanguard Marketing Corp.	$107	$210,802	$122	$51
VOYA Financial	$—	$877	$—	$—
Wells Fargo Advisors	$1,165	$13,811	$143	$13

MARKETING AND SUPPORT PAYMENTS

The Advisers, out of their own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments may be divided into categories as follows:

Support Payments

Payments may be made by the Advisers to certain Financial Intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and Financial Intermediaries and their sales representatives. The Advisers’ may make cash payments to Financial Intermediaries for providing shareholder servicing, marketing and support and/or access to sales meetings, sale representatives and management representatives of the Financial Intermediaries. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to the Funds’ shareholders. Each Fund’s Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

The Advisers have agreements with a number of firms to pay such Support Payments, which are structured in three ways: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) a per account flat fee.

Entertainment, Conferences and Events

The Advisers also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Advisers may pay for exhibit space or sponsorships at regional or national events of financial intermediaries.

During the Funds’ fiscal year, the following financial intermediaries were paid out of the Adviser’s revenues:

Firm
GWFS Equities Inc.
National Financial Services LLC
TD Ameritrade

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sales of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to mutual funds.

FINANCIAL STATEMENTS

The Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2024, is available, without charge, upon request by calling (866) 236-0050 and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

    Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

    “R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

    “R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

    “R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

    “R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

    “R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

    “R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

    “R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

    “R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

    “R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

    “D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

    Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

    The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

    “AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

    “AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

    “A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

    “BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

    “BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

    “B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

    “CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

    “D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.